Exhibit 99.1

*** 3/15/12 - HISTORICAL DRAFT ***

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q11 HISTORICAL

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Data	6

Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings

Income Statement and Balance Sheet Data	25

Brokerage and Asset Management	26
Local Consumer Lending	27 - 29
Special Asset Pool	30

Corporate / Other	31
Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans	34
Consumer Loan Delinquency Amounts and Ratios
90+ Days	35
30-89 Days	36
Allowance for Credit Losses
Total Citigroup	37
Consumer and Corporate	38 - 39
Components of Provision for Loan Losses
Citicorp	40
Citi Holdings / Total Citigroup	41
Non-Accrual Assets
Total Citigroup	42
Citicorp	43
Citi Holdings	44

Reconciliation of Non-GAAP Financial Measures	45 - 48

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Total Managed Revenues (1)	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	$20,738	$18,371	$19,726	$20,622	$20,831	$17,174	$91,092	$86,601	$78,353
Total Managed Net Credit Losses (1)	$9,830	$11,470	$10,982	$9,980	$8,384	$7,962	$7,659	$6,854	$6,269	$5,147	$4,514	$4,108	$42,262	$30,859	$20,038

Total Revenues, Net of Interest Expense	$24,521	$29,969	$20,390	$5,405	$25,421	$22,071	$20,738	$18,371	$19,726	$20,622	$20,831	$17,174	$80,285	$86,601	$78,353
Total Operating Expenses	11,685	11,999	11,824	12,314	11,518	11,866	11,520	12,471	12,326	12,936	12,460	13,211	47,822	47,375	50,933
Net Credit Losses	7,282	8,355	7,969	7,135	8,384	7,962	7,659	6,854	6,269	5,147	4,514	4,108	30,741	30,859	20,038
Credit Reserve Build / (Release)	2,633	3,878	802	706	(18)	(1,439)	(1,993)	(2,215)	(3,370)	(1,966)	(1,465)	(1,464)	8,019	(5,665)	(8,265)
Provision for Unfunded Lending Commitments	60	135	—	49	(35)	(71)	26	(37)	25	(13)	43	(4)	244	(117)	51
Provision for Benefits & Claims	332	308	324	294	287	213	227	238	260	219	259	234	1,258	965	972
Provision for Credit Losses and for Benefits and Claims	10,307	12,676	9,095	8,184	8,618	6,665	5,919	4,840	3,184	3,387	3,351	2,874	40,262	26,042	12,796
Income from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285	3,540	3,299	1,060	4,216	4,299	5,020	1,089	(7,799)	13,184	14,624
Income Taxes (benefits)	835	907	(1,122)	(7,353)	1,036	812	698	(313)	1,185	967	1,278	91	(6,733)	2,233	3,521
Income from Continuing Operations	$1,694	$4,387	$593	$(7,740)	$4,249	$2,728	$2,601	$1,373	$3,031	$3,332	$3,742	$998	$(1,066)	$10,951	$11,103
Income (Loss) from Discontinued Operations, net of Taxes	(117)	(142)	(418)	232	211	(3)	(374)	98	40	71	1	—	(445)	(68)	112
Net Income before Attribution of Noncontrolling Interests	1,577	4,245	175	(7,508)	4,460	2,725	2,227	1,471	3,071	3,403	3,743	998	(1,511)	10,883	11,215
Net Income Attributable to Noncontrolling Interests	(16)	(34)	74	71	32	28	59	162	72	62	(28)	42	95	281	148
Citigroup’s Net Income	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$956	$(1,606)	$10,602	$11,067

Diluted Earnings Per Share (2):
Income from Continuing Operations	$(1.58)	$5.08	$(2.33)	$(3.42)	$1.43	$0.90	$0.83	$0.40	$0.97	$1.07	$1.23	$0.31	$(7.61)	$3.55	$3.59
Citigroup’s Net Income	$(1.79)	$4.85	$(2.68)	$(3.32)	$1.50	$0.90	$0.72	$0.43	$0.99	$1.09	$1.23	$0.31	$(7.99)	$3.54	$3.63
Shares (in millions) (2):
Average Basic	538.5	540.0	1,210.4	2,338.4	2,844.4	2,884.9	2,887.8	2,893.3	2,904.4	2,908.6	2,910.8	2,915.2	1,156.8	2,877.6	2,909.8
Average Diluted	595.3	596.8	1,221.6	2,426.0	2,933.4	2,975.3	2,977.8	2,984.8	2,996.6	2,997.0	2,998.6	3,003.0	1,209.9	2,967.8	2,998.8
Common Shares Outstanding, at period end	551.3	550.8	2,286.4	2,848.3	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9	2,848.3	2,905.8	2,923.9

Preferred Dividends - Basic (in millions)	$1,274	$1,549	$288	$—	$—	$—	$—	$9	$4	$9	$4	$9	$3,111	$9	$26
Preferred Dividends - Diluted (in millions)	$1,004	$1,279	$288	$—	$—	$—	$—	$9	$4	$9	$4	$9	$2,571	$9	$26

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$(849)	$2,761	$(2,824)	$(7,998)	$4,190	$2,674	$2,468	$1,194	$2,920	$3,200	$3,696	$930	$(8,799)	$10,522	$10,745
Citigroup’s Net Income	$(966)	$2,625	$(3,242)	$(7,766)	$4,400	$2,671	$2,148	$1,288	$2,960	$3,270	$3,697	$930	$(9,246)	$10,503	$10,855

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$(581)	$3,032	$(2,824)	$(7,998)	$4,191	$2,675	$2,469	$1,195	$2,921	$3,206	$3,702	$933	$(8,261)	$10,525	$10,762
Citigroup’s Net Income	$(698)	$2,895	$(3,242)	$(7,766)	$4,400	$2,672	$2,149	$1,289	$2,961	$3,276	$3,703	$933	$(8,706)	$10,505	$10,872

Financial Ratios:
Tier 1 Common Ratio	2.16%	2.75%	9.12%	9.60%	9.11%	9.71%	10.33%	10.75%	11.34%	11.62%	11.71%	11.80%	9.60%	10.75%	11.80%
Tier 1 Capital Ratio	11.92%	12.74%	12.76%	11.67%	11.28%	11.99%	12.50%	12.91%	13.26%	13.55%	13.45%	13.55%	11.67%	12.91%	13.55%
Total Capital Ratio	15.61%	16.62%	16.58%	15.25%	14.88%	15.59%	16.14%	16.59%	16.98%	17.18%	16.89%	16.99%	15.25%	16.59%	16.99%
Leverage Ratio	6.60%	6.90%	6.85%	6.87%	6.16%	6.31%	6.57%	6.60%	7.00%	7.05%	7.01%	7.19%	6.87%	6.60%	7.19%
Return on Common Equity	(5.6)%	14.8%	(12.2)%	(21.6)%	12.0%	7.0%	5.4%	3.2%	7.3%	7.7%	8.4%	2.1%	9.4%	6.8%	6.3%

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$1,822.6	$1,848.5	$1,888.6	$1,856.6	$2,002.2	$1,937.7	$1,983.3	$1,913.9	$1,947.8	$1,956.6	$1,936.0	$1,873.9	$1,856.6	$1,913.9	$1,873.9
Total Deposits	762.7	804.7	832.6	835.9	827.9	814.0	850.1	845.0	865.9	866.3	851.3	865.9	835.9	845.0	865.9
Citigroup’s Stockholders’ Equity	143.9	152.3	140.8	152.7	151.4	154.8	162.9	163.5	171.0	176.4	177.4	177.8	152.7	163.5	177.8
Citigroup Equity and Trust Securities (included in LT Debt)	168.6	176.5	175.4	172.0	173.1	175.0	183.4	181.6	189.0	192.4	193.5	193.9	172.0	181.6	193.9
Book Value Per Share (2)	$126.41	$141.61	$61.46	$53.50	$52.80	$53.32	$55.97	$56.15	$58.46	$60.34	$60.56	$60.70	$53.50	$56.15	$60.70
Tangible Book Value Per Share (2)	$56.09	$72.63	$44.74	$41.50	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50	$49.74	$41.50	$44.55	$49.74

Direct Staff (in thousands)	309	279	276	265	263	259	258	260	260	263	267	266	265	260	266

(1)

As previously disclosed, effective January 1, 2010, Citigroup adopted SFAS No. 166, Accounting for Transfers of Financial Assets, an amendment of FASB Statement No. 140 (SFAS 166) and SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (SFAS 167). As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. For comparison purposes throughout this supplement, revenues, net credit losses, provisions for credit losses and for benefits and claims, and loans (and all related delinquencies and ratios) for periods prior to January 1, 2010 are presented on a managed basis. Managed presentations were applicable only to Citigroup’s North America branded and retail services card operations in North America Regional Consumer Banking. Prior to January 1, 2010, managed-basis presentations were non-GAAP financial measures. Managed presentations included results from both the on-balance sheet loans and off-balance sheet loans, and excluded the impact of card securitization activity. Managed presentations assumed that securitized loans had not been sold and presented the results of the securitized loans in the same manner as Citigroup’s owned loans. See pages 45 - 47 for reconciliations of managed measures to their most comparable GAAP measure.

(2)

Earnings per share, Book value per share and tangible book value per share reflect Citigroup’s 1-for-10 reverse stock split which was effective May 6, 2011. Tangible book value per share is a non-GAAP financial measure. See page 44 for a reconciliation of this measure to its most comparable GAAP measure.

Note:      Ratios and returns are calculated based on the displayed numbers.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011
Revenues
Interest revenue	$20,531	$19,614	$18,616	$17,637	$20,783	$20,356	$19,311	$18,832	$18,155	$18,586	$18,145	$17,795	$76,398	$79,282	$72,681
Interest expense	7,711	6,885	6,723	6,583	6,342	6,429	6,183	6,142	6,053	6,438	6,031	5,712	27,902	25,096	24,234
Net interest revenue	12,820	12,729	11,893	11,054	14,441	13,927	13,128	12,690	12,102	12,148	12,114	12,083	48,496	54,186	48,447

Commissions and fees	3,984	4,084	3,698	3,719	3,645	3,229	3,248	3,536	3,368	3,557	3,043	2,882	15,485	13,658	12,850
Principal transactions	3,948	1,762	1,472	(1,114)	4,116	2,362	2,085	(1,046)	3,167	2,616	2,103	(652)	6,068	7,517	7,234
Administrative and other fiduciary fees	1,606	1,472	1,085	1,032	1,022	910	976	1,097	1,097	1,068	945	885	5,195	4,005	3,995
Realized gains (losses) on investments (1)	9	(160)	(285)	(474)	31	69	742	158	(1,127)	412	619	(161)	(910)	1,000	(257)
Insurance premiums	755	745	763	757	748	636	655	645	672	684	658	633	3,020	2,684	2,647
Other revenue	1,399	9,337	1,764	(9,569)	1,418	938	(96)	1,291	447	137	1,349	1,504	2,931	3,551	3,437
Total non-interest revenues	11,701	17,240	8,497	(5,649)	10,980	8,144	7,610	5,681	7,624	8,474	8,717	5,091	31,789	32,415	29,906
Total revenues, net of interest expense	24,521	29,969	20,390	5,405	25,421	22,071	20,738	18,371	19,726	20,622	20,831	17,174	80,285	86,601	78,353

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	7,282	8,355	7,969	7,135	8,384	7,962	7,659	6,854	6,269	5,147	4,514	4,108	30,741	30,859	20,038
Credit reserve build / (release)	2,633	3,878	802	706	(18)	(1,439)	(1,993)	(2,215)	(3,370)	(1,966)	(1,465)	(1,464)	8,019	(5,665)	(8,265)
Provision for loan losses	9,915	12,233	8,771	7,841	8,366	6,523	5,666	4,639	2,899	3,181	3,049	2,644	38,760	25,194	11,773
Policyholder benefits and claims	332	308	324	294	287	213	227	238	260	219	259	234	1,258	965	972
Provision for unfunded lending commitments	60	135	—	49	(35)	(71)	26	(37)	25	(13)	43	(4)	244	(117)	51
Total provisions for credit losses and for benefits and claims	10,307	12,676	9,095	8,184	8,618	6,665	5,919	4,840	3,184	3,387	3,351	2,874	40,262	26,042	12,796

Operating Expenses
Compensation and benefits	6,235	6,359	6,136	6,257	6,162	5,961	6,117	6,190	6,409	6,669	6,223	6,387	24,987	24,430	25,688
Premises and Equipment	926	930	869	972	830	824	838	839	825	832	860	809	3,697	3,331	3,326
Technology / communication expense	1,299	1,315	1,280	1,321	1,199	1,195	1,257	1,273	1,214	1,275	1,306	1,338	5,215	4,924	5,133
Advertising and marketing expense	334	351	317	413	302	367	458	518	397	627	635	687	1,415	1,645	2,346
Other operating	2,891	3,044	3,222	3,351	3,025	3,519	2,850	3,651	3,481	3,533	3,436	3,990	12,508	13,045	14,440
Total operating expenses	11,685	11,999	11,824	12,314	11,518	11,866	11,520	12,471	12,326	12,936	12,460	13,211	47,822	47,375	50,933

Income from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285	3,540	3,299	1,060	4,216	4,299	5,020	1,089	(7,799)	13,184	14,624
Provision (benefits) for income taxes	835	907	(1,122)	(7,353)	1,036	812	698	(313)	1,185	967	1,278	91	(6,733)	2,233	3,521

Income from Continuing Operations	1,694	4,387	593	(7,740)	4,249	2,728	2,601	1,373	3,031	3,332	3,742	998	(1,066)	10,951	11,103
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	(152)	(279)	(204)	(18)	(5)	(3)	8	72	60	(17)	(5)	(15)	(653)	72	23
Gain (Loss) on Sale	(12)	14	—	100	94	—	(784)	(12)	4	126	16	9	102	(702)	155
Provision (benefits) for income taxes	(47)	(123)	214	(150)	(122)	—	(402)	(38)	24	38	10	(6)	(106)	(562)	66
Income (Loss) from Discontinued Operations, net of taxes	(117)	(142)	(418)	232	211	(3)	(374)	98	40	71	1	—	(445)	(68)	112
Net Income before attribution of Noncontrolling Interests	1,577	4,245	175	(7,508)	4,460	2,725	2,227	1,471	3,071	3,403	3,743	998	(1,511)	10,883	11,215

Net Income attributable to noncontrolling interests	(16)	(34)	74	71	32	28	59	162	72	62	(28)	42	95	281	148
Citigroup’s Net Income	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$956	$(1,606)	$10,602	$11,067

(1)    Includes other-than-temporary impairment losses on investments.

(2)    Discontinued operations includes:

a)      The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

b)     The sale of The Student Loan Corporation.

c)      The sale of the Egg Credit Card business.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011
Assets
Cash and due from banks (including segregated cash and other deposits)	$31,063	$26,915	$26,482	$25,472	$25,678	$24,709	$26,342	$27,972	$27,842	$27,766	$28,950	$28,701
Deposits with banks	159,503	182,577	217,730	167,414	163,525	160,780	150,071	162,437	163,603	156,181	159,338	155,784
Fed funds sold and securities borr’d or purch under agree. to resell	179,603	179,503	197,357	222,022	234,348	230,784	240,057	246,717	261,120	283,976	290,645	275,849
Brokerage receivables	43,329	34,598	34,667	33,634	34,001	36,872	37,138	31,213	40,901	40,695	37,992	27,777
Trading account assets	335,222	325,037	340,697	342,773	345,783	309,412	337,098	317,272	323,110	322,349	320,637	291,734
Investments
Available-for-sale and non-marketable equity securities	178,046	207,135	206,074	254,592	270,385	285,783	310,143	289,057	311,773	294,664	273,791	281,930
Held-to-maturity	60,760	59,622	55,816	51,527	46,348	31,283	30,107	29,107	15,484	14,910	12,866	11,483
Total Investments	238,806	266,757	261,890	306,119	316,733	317,066	340,250	318,164	327,257	309,574	286,657	293,413
Loans, net of unearned income
Consumer	453,487	447,146	440,965	423,460	529,022	502,917	460,589	455,184	438,429	439,939	424,212	423,340
Corporate	203,805	194,544	181,246	168,044	192,782	189,249	193,722	193,610	198,707	207,561	213,027	223,902
Loans, net of unearned income	657,292	641,690	622,211	591,504	721,804	692,166	654,311	648,794	637,136	647,500	637,239	647,242
Allowance for loan losses	(31,703)	(35,940)	(36,416)	(36,033)	(48,746)	(46,197)	(43,674)	(40,655)	(36,568)	(34,362)	(32,052)	(30,115)
Total loans, net	625,589	605,750	585,795	555,471	673,058	645,969	610,637	608,139	600,568	613,138	605,187	617,127
Goodwill	26,410	25,578	25,423	25,392	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413
Intangible assets (other than MSRs)	13,612	10,098	8,957	8,714	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600
Mortgage servicing rights (MSRs)	5,481	6,770	6,228	6,530	6,439	4,894	3,976	4,554	4,690	4,258	2,852	2,569
Other assets	163,960	165,538	159,769	163,105	168,709	174,101	172,800	163,778	162,433	164,932	171,438	148,911
Assets related to discontinued operations held for sale	—	19,412	23,604	—	—	—	31,409	—	2,672	—	—	—
Total assets	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	$1,873,878

Liabilities
Non-interest-bearing deposits in U.S. offices	$78,008	$77,180	$77,460	$71,325	$66,796	$59,225	$64,442	$78,268	$81,839	$86,631	$103,129	$119,437
Interest-bearing deposits in U.S. offices	219,910	234,250	244,856	232,093	230,919	241,820	237,626	225,731	222,613	220,436	218,595	223,851
Total U.S. Deposits	297,918	311,430	322,316	303,418	297,715	301,045	302,068	303,999	304,452	307,067	321,724	343,288
Non-interest-bearing deposits in offices outside the U.S.	36,602	40,389	40,606	44,904	45,471	46,322	52,080	55,066	61,851	61,898	58,564	57,357
Interest-bearing deposits in offices outside the U.S.	428,176	452,917	469,681	487,581	484,728	466,584	495,947	485,903	499,560	497,345	470,993	465,291
Total International Deposits	464,778	493,306	510,287	532,485	530,199	512,906	548,027	540,969	561,411	559,243	529,557	522,648

Total deposits	762,696	804,736	832,603	835,903	827,914	813,951	850,095	844,968	865,863	866,310	851,281	865,936
Fed funds purch and securities loaned or sold under agree. to repurch.	184,803	172,016	178,159	154,281	207,911	196,112	192,065	189,558	187,825	203,843	223,612	198,373
Brokerage payables	58,950	52,696	57,672	60,846	55,041	54,774	51,517	51,749	50,394	57,245	56,093	56,696
Trading account liabilities	128,671	117,512	130,540	137,512	142,748	131,001	142,005	129,054	146,346	152,307	148,851	126,082
Short-term borrowings	116,389	101,894	64,731	68,879	96,694	92,752	87,013	78,790	78,622	72,889	65,818	54,441
Long-term debt	337,252	348,046	379,557	364,019	439,274	413,297	387,330	381,183	376,541	352,458	333,824	323,505
Other liabilities (1)	87,890	85,091	86,384	80,233	78,852	78,439	78,198	72,811	68,792	72,929	77,171	69,272
Liabilities related to discontinued operations held for sale	—	12,374	16,004	—	—	—	29,874	—	39	—	—	—
Total liabilities	$1,676,651	$1,694,365	$1,745,650	$1,701,673	$1,848,434	$1,780,326	$1,818,097	$1,748,113	$1,774,422	$1,777,981	$1,756,650	$1,694,305

Equity
Stockholders’ Equity
Preferred Stock	$74,246	$74,301	$312	$312	$312	$312	$312	$312	$312	$312	$312	$312
Common Stock	6	6	23	29	29	29	29	29	29	29	29	29
Additional paid-in capital	16,576	16,714	79,009	98,399	96,685	99,277	101,161	101,287	103,004	103,475	105,562	105,804
Retained earnings	86,115	88,874	85,208	77,440	73,432	76,130	78,260	79,559	82,554	85,857	89,602	90,520
Treasury stock	(5,996)	(5,950)	(6,059)	(4,543)	(1,178)	(1,772)	(1,540)	(1,442)	(878)	(1,087)	(1,089)	(1,071)
Accumulated other comprehensive income (loss)	(27,013)	(21,643)	(17,651)	(18,937)	(17,859)	(19,170)	(15,309)	(16,277)	(13,984)	(12,222)	(17,044)	(17,788)
Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060	$177,494

Total Citigroup stockholders’ equity	$143,934	$152,302	$140,842	$152,700	$151,421	$154,806	$162,913	$163,468	$171,037	$176,364	$177,372	$177,806
Noncontrolling interests	1,993	1,866	2,107	2,273	2,358	2,524	2,270	2,321	2,356	2,281	1,970	1,767
Total equity	145,927	154,168	142,949	154,973	153,779	157,330	165,183	165,789	173,393	178,645	179,342	179,573
Total liabilities and equity	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	$1,873,878

(1)         Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,122 million for the first quarter of 2010, $1,054 million for the second quarter of 2010, $1,102 million for the third quarter of 2010,  $1,066 million for the fourth quarter of 2010, $1,105 million for the first quarter of 2011, $1,097 million for the second quarter of 2011, $1,139 million for the third quarter of 2011 and $1,136 million for the fourth quarter of 2011, respectively.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

CITICORP
Global Consumer Banking
North America	$3,521	$2,497	$3,105	$3,131	$5,658	$5,466	$5,458	$5,165	$4,943	$4,949	$5,100	$5,167	$12,254	$21,747	$20,159
EMEA	384	417	439	399	421	384	357	397	421	410	379	348	1,639	1,559	1,558
Latin America	1,912	1,938	1,958	2,057	2,063	2,103	2,218	2,283	2,294	2,408	2,417	2,350	7,865	8,667	9,469
Asia	1,562	1,670	1,711	1,803	1,796	1,840	1,834	1,926	1,896	2,026	2,067	2,020	6,746	7,396	8,009
Total	7,379	6,522	7,213	7,390	9,938	9,793	9,867	9,771	9,554	9,793	9,963	9,885	28,504	39,369	39,195

Securities and Banking
North America	5,017	1,722	1,302	794	3,553	2,628	2,203	1,009	2,328	2,125	2,445	660	8,835	9,393	7,558
EMEA	4,224	2,560	2,204	1,068	2,517	1,763	1,735	834	2,061	1,642	2,299	1,219	10,056	6,849	7,221
Latin America	805	1,054	710	874	613	563	644	734	588	682	521	579	3,443	2,554	2,370
Asia	2,163	1,375	685	590	1,330	1,010	1,020	966	1,045	1,033	1,460	736	4,813	4,326	4,274
Total	12,209	6,711	4,901	3,326	8,013	5,964	5,602	3,543	6,022	5,482	6,725	3,194	27,147	23,122	21,423
Transaction Services
North America	589	656	644	637	640	635	621	589	610	609	620	605	2,526	2,485	2,444
EMEA	844	860	845	840	833	848	835	840	837	898	893	858	3,389	3,356	3,486
Latin America	350	347	344	362	352	367	393	418	417	439	444	413	1,403	1,530	1,713
Asia	601	629	636	647	623	665	698	728	698	731	759	748	2,513	2,714	2,936
Total	2,384	2,492	2,469	2,486	2,448	2,515	2,547	2,575	2,562	2,677	2,716	2,624	9,831	10,085	10,579

Total Citicorp	21,972	15,725	14,583	13,202	20,399	18,272	18,016	15,889	18,138	17,952	19,404	15,703	65,482	72,576	71,197

Corporate / Other	500	(741)	671	(10,986)	349	664	596	145	(61)	263	300	383	(10,556)	1,754	885

Total Citicorp & Corp / Other	22,472	14,984	15,254	2,216	20,748	18,936	18,612	16,034	18,077	18,215	19,704	16,086	54,926	74,330	72,082

CITI HOLDINGS
Brokerage and Asset Management	1,607	12,220	525	271	340	141	(8)	136	137	47	55	43	14,623	609	282
Local Consumer Lending	4,976	3,141	3,248	2,631	2,793	2,422	1,820	1,775	1,519	1,345	1,299	1,279	13,996	8,810	5,442
Special Asset Pool	(4,534)	(376)	1,363	287	1,540	572	314	426	(7)	1,015	(227)	(234)	(3,260)	2,852	547
Total Citi Holdings	2,049	14,985	5,136	3,189	4,673	3,135	2,126	2,337	1,649	2,407	1,127	1,088	25,359	12,271	6,271

Total Citigroup - GAAP Net Revenues	$24,521	29,969	20,390	5,405	$25,421	22,071	20,738	18,371	$19,726	20,622	20,831	17,174	80,285	86,601	78,353

Impact of Credit Card Securitization Activity (1) (2)	2,452	3,126	2,752	2,477	—	—	—	—	—	—	—	—	10,807	—	—

Total Citigroup - Managed Net Revenues (1)	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	$20,738	$18,371	$19,726	$20,622	$20,831	$17,174	91,092	86,601	78,353

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. 2009 disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2)          Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

Credit Valuation Adjustment (CVA) on derivatives (excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1)	2,660	(874)	(1,883)	(1,940)	309	209	115	(1,102)	(256)	164	1,938	(40)	(2,037)	(496)	1,806

Total Citigroup - Net Revenues - Excluding DVA/CVA	$21,861	$30,843	$22,273	$7,345	$25,112	$21,862	$20,623	$19,473	$19,982	$20,458	$18,893	$17,214	82,322	87,070	76,547

(1)          Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings-Brokerage and Asset Management & Special Asset Pool lines above.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011
Income from Continuing Operations:

CITICORP
Global Consumer Banking
North America	$156	$(179)	$293	$232	$(113)	$88	$497	$502	$937	$1,111	$1,103	$944	$502	$974	$4,095
EMEA	(27)	(106)	(19)	(53)	26	47	17	7	57	33	9	(4)	(205)	97	95
Latin America	188	97	55	98	361	465	530	432	473	396	339	370	438	1,788	1,578
Asia	235	267	424	451	559	555	492	504	453	479	562	410	1,377	2,110	1,904
Total	552	79	753	728	833	1,155	1,536	1,445	1,920	2,019	2,013	1,720	2,112	4,969	7,672

Securities and Banking
North America	2,486	(43)	(1)	(88)	1,445	820	432	(202)	464	347	674	(441)	2,354	2,495	1,044
EMEA	2,162	736	543	(43)	1,023	356	500	(68)	764	341	735	160	3,398	1,811	2,000
Latin America	419	533	227	387	267	205	277	344	273	296	207	198	1,566	1,093	974
Asia	1,060	599	76	119	474	306	182	190	210	210	526	(51)	1,854	1,152	895
Total	6,127	1,825	845	375	3,209	1,687	1,391	264	1,711	1,194	2,142	(134)	9,172	6,551	4,913

Transaction Services
North America	126	173	144	136	151	148	116	75	106	129	112	68	579	490	415
EMEA	327	352	311	303	299	319	305	295	275	286	286	283	1,293	1,218	1,130
Latin America	162	152	151	149	156	157	174	176	172	160	168	139	614	663	639
Asia	284	297	338	332	319	296	318	318	283	289	316	277	1,251	1,251	1,165
Total	899	974	944	920	925	920	913	864	836	864	882	767	3,737	3,622	3,349

Total Citicorp	7,578	2,878	2,542	2,023	4,967	3,762	3,840	2,573	4,467	4,077	5,037	2,353	15,021	15,142	15,934

Corporate / Other	(532)	65	203	(6,942)	44	219	160	(181)	(479)	(134)	(74)	(41)	(7,206)	242	(728)

Total Citicorp & Corp / Other	7,046	2,943	2,745	(4,919)	5,011	3,981	4,000	2,392	3,988	3,943	4,963	2,312	7,815	15,384	15,206

CITI HOLDINGS
Brokerage and Asset Management	16	6,750	69	15	76	(94)	(153)	(55)	(10)	(100)	(83)	(93)	6,850	(226)	(286)
Local Consumer Lending	(1,404)	(4,048)	(2,265)	(2,589)	(1,716)	(1,275)	(1,163)	(1,211)	(1,009)	(1,189)	(1,011)	(1,204)	(10,306)	(5,365)	(4,413)
Special Asset Pool	(3,964)	(1,258)	44	(247)	878	116	(83)	247	62	678	(127)	(17)	(5,425)	1,158	596
Total Citi Holdings	(5,352)	1,444	(2,152)	(2,821)	(762)	(1,253)	(1,399)	(1,019)	(957)	(611)	(1,221)	(1,314)	(8,881)	(4,433)	(4,103)

Income From Continuing Operations	1,694	4,387	593	(7,740)	4,249	2,728	2,601	1,373	3,031	3,332	3,742	998	(1,066)	10,951	11,103

Discontinued Operations	(117)	(142)	(418)	232	211	(3)	(374)	98	40	71	1	—	(445)	(68)	112

Net Income Attributable to Noncontrolling Minority Interests	(16)	(34)	74	71	32	28	59	162	72	62	(28)	42	95	281	148

Citigroup’s Net Income	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$956	$(1,606)	$10,602	$11,067

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011
Revenues
Net interest revenue	$8,991	$9,180	$9,266	$8,917	$11,558	$11,389	$11,069	$11,257	$11,059	$11,163	$11,363	$11,153	$36,354	$45,273	$44,738
Non-Interest revenue	12,981	6,545	5,317	4,285	8,841	6,883	6,947	4,632	7,079	6,789	8,041	4,550	29,128	27,303	26,459
Total revenues, net of interest expense	21,972	15,725	14,583	13,202	20,399	18,272	18,016	15,889	18,138	17,952	19,404	15,703	65,482	72,576	71,197

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	1,672	1,907	2,059	1,953	4,601	4,318	4,198	3,784	3,250	2,982	2,632	2,595	7,591	16,901	11,459
Credit Reserve Build / (Release)	1,290	1,107	523	(32)	(362)	(838)	(959)	(1,014)	(1,811)	(1,391)	(932)	(851)	2,888	(3,173)	(4,985)
Provision for loan losses	2,962	3,014	2,582	1,921	4,239	3,480	3,239	2,770	1,439	1,591	1,700	1,744	10,479	13,728	6,474
Provision for Benefits & Claims	54	58	54	48	53	36	44	51	55	36	56	45	214	184	192
Provision for unfunded lending commitments	32	83	—	23	(7)	(26)	1	—	4	(5)	45	48	138	(32)	92
Total provisions for credit losses and for benefits and claims	3,048	3,155	2,636	1,992	4,285	3,490	3,284	2,821	1,498	1,622	1,801	1,837	10,831	13,880	6,758

Total operating expenses	8,135	8,741	9,118	9,392	9,208	9,766	9,516	10,023	10,236	10,669	10,427	10,844	35,386	38,513	42,176

Income from Continuing Operations before Income Taxes	10,789	3,829	2,829	1,818	6,906	5,016	5,216	3,045	6,404	5,661	7,176	3,022	19,265	20,183	22,263
Provision for income taxes	3,211	951	287	(205)	1,939	1,254	1,376	472	1,937	1,584	2,139	669	4,244	5,041	6,329

Income from Continuing Operations	7,578	2,878	2,542	2,023	4,967	3,762	3,840	2,573	4,467	4,077	5,037	2,353	15,021	15,142	15,934
Net Income attributable to noncontrolling Minority Interests (Minority Interest)	(3)	3	25	43	21	20	30	51	11	12	6	27	68	122	56
Citicorp’s Net Income	$7,581	$2,875	$2,517	$1,980	$4,946	$3,742	$3,810	$2,522	$4,456	$4,065	$5,031	$2,326	$14,953	$15,020	$15,878

Balance Sheet Data (in billions):

Total EOP Assets	$1,047	$1,079	$1,104	$1,168	$1,281	$1,256	$1,327	$1,330	$1,372	$1,423	$1,406	$1,365	$1,168	$1,330	$1,365
Average Assets	$1,087	$1,101	$1,123	$1,155	$1,280	$1,293	$1,294	$1,338	$1,366	$1,422	$1,423	$1,390	$1,117	$1,301	$1,400
Return on Assets	2.83%	1.05%	0.89%	0.68%	1.57%	1.16%	1.17%	0.75%	1.32%	1.15%	1.40%	0.66%	1.34%	1.16%	1.13%
Total EOP Deposits	$667	$708	$734	$739	$735	$724	$762	$763	$787	$791	$779	$799	$739	$763	$799

Total GAAP Revenues	$21,972	$15,725	$14,583	$13,202	$20,399	$18,272	$18,016	$15,889	$18,138	$17,952	$19,404	$15,703	$65,482	$72,576	$71,197
Net Impact of Credit Card Securitization Activity (1)	2,452	3,126	2,752	2,477	—	—	—	—	—	—	—	—	10,807	—	—
Total Managed Revenues	$24,424	$18,851	$17,335	$15,679	$20,399	$18,272	$18,016	$15,889	$18,138	$17,952	$19,404	$15,703	$76,289	$72,576	$71,197

GAAP Net Credit Losses	$1,672	$1,907	$2,059	$1,953	$4,601	$4,318	$4,198	$3,784	$3,250	$2,982	$2,632	$2,595	$7,591	$16,901	$11,459
Impact of Credit Card Securitization Activity (1)	2,548	3,115	3,013	2,845	—	—	—	—	—	—	—	—	11,521	—	—
Total Managed Net Credit Losses	$4,220	$5,022	$5,072	$4,798	$4,601	$4,318	$4,198	$3,784	$3,250	$2,982	$2,632	$2,595	$19,112	$16,901	$11,459

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. 2009 disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$4,357	$4,586	$4,800	$4,753	$7,659	$7,463	$7,325	$7,411	$7,332	$7,411	$7,515	$7,425	$18,496	$29,858	$29,683
Non-Interest Revenue	3,022	1,936	2,413	2,637	2,279	2,330	2,542	2,360	2,222	2,382	2,448	2,460	10,008	9,511	9,512
Total Revenues, Net of Interest Expense	7,379	6,522	7,213	7,390	9,938	9,793	9,867	9,771	9,554	9,793	9,963	9,885	28,504	39,369	39,195
Total Operating Expenses	4,193	4,337	4,460	4,696	4,624	4,612	4,650	5,001	5,091	5,357	5,382	5,578	17,686	18,887	21,408
Net Credit Losses	1,595	1,737	1,760	1,739	4,498	4,275	3,908	3,647	3,040	2,832	2,545	2,423	6,831	16,328	10,840
Credit Reserve Build / (Release)	978	491	359	168	(185)	(606)	(932)	(824)	(1,417)	(1,335)	(964)	(713)	1,996	(2,547)	(4,429)
Provision for Unfunded Lending Commitments	—	—	—	—	1	(4)	—	—	—	3	—	—	—	(3)	3
Provision for Benefits & Claims	54	58	54	48	53	36	44	51	55	36	56	45	214	184	192
Provision for Loan Losses and for Benefits and Claims	2,627	2,286	2,173	1,955	4,367	3,701	3,020	2,874	1,678	1,536	1,637	1,755	9,041	13,962	6,606
Income from Continuing Operations before Taxes	559	(101)	580	739	947	1,480	2,197	1,896	2,785	2,900	2,944	2,552	1,777	6,520	11,181
Income Taxes	7	(180)	(173)	11	114	325	661	451	865	881	931	832	(335)	1,551	3,509
Income from Continuing Operations	552	79	753	728	833	1,155	1,536	1,445	1,920	2,019	2,013	1,720	2,112	4,969	7,672
Net Income (loss) Attributable to Minority Interests	—	—	2	(2)	(5)	—	(4)	—	(2)	3	1	(2)	—	(9)	—
Net Income	$552	$79	$751	$730	$838	$1,155	$1,540	$1,445	$1,922	$2,016	$2,012	$1,722	$2,112	$4,978	$7,672
Average Assets (in billions of dollars)	$257	$265	$275	$282	$353	$346	$351	$360	$367	$377	$380	$380	$270	$353	$376
Return on Assets	0.87%	0.12%	1.08%	1.03%	0.96%	1.34%	1.74%	1.59%	2.12%	2.14%	2.10%	1.80%	0.78%	1.41%	2.03%

Net Credit Losses as a % of Average Loans	6.36%	7.35%	7.04%	6.66%	6.88%	6.64%	5.95%	5.45%	4.56%	4.12%	3.64%	3.44%

Revenue by Business
Retail Banking	$3,546	$3,799	$3,772	$3,763	$3,826	$3,921	$4,014	$4,113	$3,934	$4,143	$4,173	$4,148	$14,880	$15,874	$16,398
Cards (1)	3,833	2,723	3,441	3,627	6,112	5,872	5,853	5,658	5,620	5,650	5,790	5,737	13,624	23,495	22,797
Total GAAP Revenues	7,379	6,522	7,213	7,390	9,938	9,793	9,867	9,771	9,554	9,793	9,963	9,885	28,504	39,369	39,195
Net Impact of Credit Card Securitization Activity (2)	2,452	3,126	2,752	2,477	—	—	—	—	—	—	—	—	10,807	—	—
Total Managed Revenues	$9,831	$9,648	$9,965	$9,867	$9,938	$9,793	$9,867	$9,771	$9,554	$9,793	$9,963	$9,885	$39,311	$39,369	$39,195

Net Credit Losses by Business
Retail Banking	$339	$427	$388	$404	$294	$306	$336	$345	$281	$302	$298	$309	$1,558	$1,281	$1,190
Cards (1)	1,256	1,310	1,372	1,335	4,204	3,969	3,572	3,302	2,759	2,530	2,247	2,114	5,273	15,047	9,650
Total GAAP Net Credit Losses	1,595	1,737	1,760	1,739	4,498	4,275	3,908	3,647	3,040	2,832	2,545	2,423	6,831	16,328	10,840
Impact of Credit Card Securitization Activity (2)	2,548	3,115	3,013	2,845	—	—	—	—	—	—	—	—	11,521	—	—
Total Managed Net Credit Losses	$4,143	$4,852	$4,773	$4,584	$4,498	$4,275	$3,908	$3,647	$3,040	$2,832	$2,545	$2,423	$18,352	$16,328	$10,840

Income (loss) from Continuing Operations by Business
Retail Banking	$583	$575	$637	$538	$784	$818	$748	$702	$679	$631	$628	$585	$2,333	$3,052	$2,523
Cards (1)	(31)	(496)	116	190	49	337	788	743	1,241	1,388	1,385	1,135	(221)	1,917	5,149
Total	$552	$79	$753	$728	$833	$1,155	$1,536	$1,445	$1,920	$2,019	$2,013	$1,720	$2,112	$4,969	$7,672

(1)      Includes both Citi-Branded Cards and Citi Retail Services.

(2)      Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. 2009 disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	4,215	4,091	4,180	4,170	4,167	4,166	4,173	4,206	4,205	4,212	4,192	4,204
Accounts (in millions)	60.2	60.8	60.8	60.6	60.4	60.5	60.9	60.7	61.0	61.8	62.4	62.3
Average Deposits	$258.5	$274.6	$281.2	$294.1	$293.7	$295.6	$299.9	$305.0	$309.7	$316.9	$315.4	$313.2
Investment Sales (International Only)	$7.8	$18.1	$18.2	$15.9	$17.1	$16.9	$17.3	$19.7	$20.2	$17.9	$14.8	$11.7
Investment AUMs	$94.0	$107.2	$116.4	$117.4	$121.1	$117.0	$125.5	$130.5	$133.9	$138.7	$122.4	$126.2
Average Loans	$99.1	$101.5	$104.2	$107.1	$107.9	$107.2	$109.5	$113.4	$119.8	$127.1	$129.2	$131.4
EOP Loans:
Real Estate Lending	$51.0	$52.3	$54.4	$53.7	$56.0	$54.7	$56.5	$59.3	$63.9	$66.9	$67.1	$70.8
Commercial Markets	27.9	27.2	29.6	28.8	30.4	30.5	32.2	33.4	35.4	37.1	36.3	36.4
Personal and Other	20.3	21.8	22.2	22.8	22.4	21.9	23.1	23.4	24.3	25.5	24.5	26.8
EOP Loans	$99.2	$101.3	$106.2	$105.3	$108.8	$107.1	$111.8	$116.1	$123.6	$129.5	$127.9	$134.0

Net Interest Revenue (in millions) (1)	$2,323	$2,501	$2,587	$2,566	$2,565	$2,557	$2,506	$2,605	$2,655	$2,705	$2,724	$2,687
As a % of Average Loans	9.51%	9.88%	9.85%	9.51%	9.64%	9.57%	9.08%	9.11%	8.99%	8.54%	8.36%	8.11%
Net Credit Losses (in millions)	$339	$427	$388	$404	$294	$306	$336	$345	$281	$302	$298	$309
As a % of Average Loans	1.39%	1.69%	1.48%	1.50%	1.11%	1.14%	1.22%	1.21%	0.95%	0.95%	0.92%	0.93%
Loans 90+ Days Past Due (in millions) (2)	$868	$915	$835	$798	$818	$815	$843	$761	$801	$812	$761	$737
As a % of EOP Loans	0.88%	0.90%	0.79%	0.76%	0.75%	0.76%	0.76%	0.66%	0.65%	0.63%	0.60%	0.56%
Loans 30-89 Days Past Due (in millions) (2)	$1,272	$1,186	$1,120	$1,100	$1,311	$1,201	$1,277	$1,148	$1,143	$1,088	$977	$1,040
As a % of EOP Loans	1.28%	1.17%	1.05%	1.04%	1.20%	1.12%	1.15%	1.00%	0.93%	0.85%	0.77%	0.78%

Cards Key Indicators (in millions of dollars)
EOP Open Accounts	160.5	157.5	153.6	150.9	142.6	140.4	140.1	139.7	137.6	137.3	137.1	137.6
Purchase Sales	$82.3	$89.5	$90.6	$93.9	$76.7	$83.5	$84.2	$91.8	$80.8	$90.4	$89.8	$95.2
Average Loans (in billions) (3)	$165.1	$163.3	$164.9	$165.8	$157.3	$151.2	$151.2	$151.9	$150.3	$148.4	$148.5	$148.4
EOP Loans (in billions) (3)	$161.6	$165.4	$167.3	$168.3	$153.8	$151.8	$152.5	$156.9	$147.5	$150.5	$147.5	$153.4
Average Yield (4)	15.51%	16.05%	15.87%	15.52%	15.76%	15.31%	14.84%	14.50%	14.49%	14.28%	14.18%	14.00%

Net Interest Revenue (5)	$5,397	$5,509	$5,597	$5,407	$5,099	$4,899	$4,818	$4,795	$4,688	$4,705	$4,791	$4,718
As a % of Average Loans (5)	13.26%	13.53%	13.47%	12.94%	13.15%	13.00%	12.64%	12.52%	12.65%	12.72%	12.80%	12.61%
Net Credit Losses	$3,804	$4,425	$4,385	$4,180	$4,204	$3,969	$3,572	$3,302	$2,759	$2,530	$2,247	$2,114
As a % of Average Loans (6)	9.34%	10.87%	10.55%	10.00%	10.84%	10.53%	9.37%	8.62%	7.44%	6.84%	6.00%	5.65%
Net Credit Margin (6)	$2,552	$1,384	$2,044	$2,274	$1,892	$1,888	$2,270	$2,341	$2,844	$3,106	$3,525	$3,610
As a % of Average Loans	6.27%	3.40%	4.92%	5.44%	4.88%	5.01%	5.96%	6.11%	7.67%	8.39%	9.42%	9.65%
Loans 90+ Days Past Due	$5,795	$5,835	$5,550	$5,732	$5,039	$4,477	$4,040	$3,692	$3,285	$2,893	$2,622	$2,637
As a % of EOP Loans	3.59%	3.53%	3.32%	3.41%	3.28%	2.95%	2.65%	2.35%	2.23%	1.92%	1.78%	1.72%
Loans 30-89 Days Past Due	$6,184	$5,814	$6,050	$5,709	$4,940	$4,392	$4,160	$3,866	$3,502	$3,205	$3,072	$3,032
As a % of EOP Loans	3.83%	3.52%	3.62%	3.39%	3.21%	2.89%	2.73%	2.46%	2.37%	2.13%	2.08%	1.98%

(1)   Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.  See Note 1 on North America Regional Consumer Banking on page 10.

(3)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)   Average yield is gross interest revenue earned divided by average loans.

(5)   Net interest revenue includes certain fees that are recorded as interest revenue.

(6)   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$1,705	$1,775	$1,970	$1,851	$4,711	$4,486	$4,387	$4,308	$4,206	$4,192	$4,268	$4,249	$7,301	$17,892	$16,915
Non-Interest Revenue	1,816	722	1,135	1,280	947	980	1,071	857	737	757	832	918	4,953	3,855	3,244
Total Revenues, Net of Interest Expense	3,521	2,497	3,105	3,131	5,658	5,466	5,458	5,165	4,943	4,949	5,100	5,167	12,254	21,747	20,159
Total Operating Expenses	2,119	2,066	2,114	2,097	2,227	2,072	2,010	2,136	2,278	2,331	2,409	2,672	8,396	8,445	9,690
Net Credit Losses	677	638	605	665	3,616	3,480	3,148	2,888	2,372	2,136	1,854	1,739	2,585	13,132	8,101
Credit Reserve Build / (Release)	545	25	55	75	2	(208)	(492)	(621)	(1,201)	(1,240)	(955)	(785)	700	(1,319)	(4,181)
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	(1)	(1)	1	—	—	(1)
Provision for Benefits & Claims	25	31	25	19	17	14	12	14	17	14	18	13	100	57	62
Provision for Loan Losses and for Benefits and Claims	1,247	694	685	759	3,635	3,286	2,668	2,281	1,188	909	916	968	3,385	11,870	3,981
Income from Continuing Operations before Taxes	155	(263)	306	275	(204)	108	780	748	1,477	1,709	1,775	1,527	473	1,432	6,488
Income Taxes (benefits)	(1)	(84)	13	43	(91)	20	283	246	540	598	672	583	(29)	458	2,393
Income from Continuing Operations	156	(179)	293	232	(113)	88	497	502	937	1,111	1,103	944	502	974	4,095
Net Income Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$156	$(179)	$293	$232	$(113)	$88	$497	$502	$937	$1,111	$1,103	$944	$502	$974	$4,095
Average Assets (in billions of dollars)	$100	$100	$103	$101	$168	$159	$160	$163	$162	$161	$167	$170	$101	$163	$165
Return on Assets	0.63%	(0.72)%	1.13%	0.91%	(0.27)%	0.22%	1.23%	1.22%	2.35%	2.77%	2.62%	2.20%	0.50%	0.60%	2.48%

Net Credit Losses as a % of Average Loans (1)	7.68%	8.98%	8.55%	8.31%	9.30%	9.29%	8.44%	7.79%	6.56%	5.90%	4.99%	4.60%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,331	$1,233	$1,278	$1,322	$1,374	$1,349	$1,188	$1,251	$1,282	$1,392	$5,236	$5,323	$5,113
Citi-Branded Cards	1,264	864	743	700	2,576	2,428	2,426	2,265	2,204	2,173	2,192	2,161	3,571	9,695	8,730
Citi Retail Services	961	257	1,031	1,198	1,804	1,716	1,658	1,551	1,551	1,525	1,626	1,614	3,447	6,729	6,316
Total GAAP Revenues	3,521	2,497	3,105	3,131	5,658	5,466	5,458	5,165	4,943	4,949	5,100	5,167	12,254	21,747	20,159
Net Impact of Credit Card Securitization Activity (1)	2,452	3,126	2,752	2,477	—	—	—	—	—	—	—	—	10,807	—	—
Total Managed Revenues	$5,973	$5,623	$5,857	$5,608	$5,658	$5,466	$5,458	$5,165	$4,943	$4,949	$5,100	$5,167	$23,061	$21,747	$20,159

Net Credit Losses by Business
Retail Banking	$56	$87	$79	$88	$75	$80	$90	$96	$88	$79	$65	$70	$310	$341	$302
Citi-Branded Cards	201	219	201	220	2,084	2,048	1,880	1,671	1,352	1,231	1,099	986	841	7,683	4,668
Citi Retail Services	420	332	325	357	1,457	1,352	1,178	1,121	932	826	690	683	1,434	5,108	3,131
Total GAAP Net Credit Losses	677	638	605	665	3,616	3,480	3,148	2,888	2,372	2,136	1,854	1,739	2,585	13,132	8,101
Impact of Credit Card Securitization Activity (1)	2,548	3,115	3,013	2,845	—	—	—	—	—	—	—	—	11,521	—	—
Total Managed Net Credit Losses	$3,225	$3,753	$3,618	$3,510	$3,616	$3,480	$3,148	$2,888	$2,372	$2,136	$1,854	$1,739	$14,106	$13,132	$8,101

Income (loss) from Continuing Operations by Business
Retail Banking	$214	$219	$172	$105	$160	$199	$200	$185	$85	$96	$118	$164	$710	$744	$463
Citi-Branded Cards	155	(51)	61	(55)	(129)	(131)	(5)	241	477	596	577	501	110	(24)	2,151
Citi Retail Services	(213)	(347)	60	182	(144)	20	302	76	375	419	408	279	(318)	254	1,481
Total	$156	$(179)	$293	$232	$(113)	$88	$497	$502	$937	$1,111	$1,103	$944	$502	$974	$4,095

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. 2009 disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
NORTH AMERICA
Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,000	1,001	1,002	1,003	1,003	1,002	1,000	1,001	1,000	1,002	1,005	1,016
Accounts (in millions)	13.4	13.5	13.6	13.6	13.6	13.4	13.3	13.1	13.0	12.9	12.9	12.7
Investment AUMs	$30.3	$31.8	$34.1	$33.4	$32.6	$28.8	$29.8	$30.4	$29.9	$30.8	$28.3	$29.4

Average Deposits	$130.9	$139.6	$142.1	$149.3	$144.2	$145.5	$144.9	$144.6	$143.6	$144.4	$145.4	$147.0

Average Loans	$34.3	$35.0	$34.3	$34.1	$32.2	$30.7	$29.7	$29.7	$31.9	$33.6	$35.2	$37.3

EOP Loans:
Real Estate Lending	$26.9	$26.2	$26.6	$24.8	$24.3	$23.1	$22.3	$23.4	$25.8	$27.2	$29.0	$31.4
Commercial Markets	5.7	5.8	6.2	5.9	5.8	5.7	5.8	6.0	6.0	6.2	6.3	6.4
Personal and Other	1.5	1.6	1.2	1.5	1.4	1.4	1.3	1.3	1.2	1.1	1.2	1.1
Total EOP Loans	$34.1	$33.6	$34.0	$32.2	$31.5	$30.2	$29.4	$30.7	$33.0	$34.5	$36.5	$38.9

Mortgage Originations	$21.5	$28.8	$11.9	$9.3	$10.3	$11.2	$18.6	$21.8	$14.1	$11.0	$17.0	$21.1

Third Party Mortgage Servicing Portfolio (EOP)	$164.2	$176.8	$186.2	$187.0	$191.2	$190.8	$191.4	$191.9	$196.0	$196.5	$196.6	$197.9

Net Servicing & Gain/(Loss) on Sale (in millions)	$241.0	$242.3	$99.5	$104.3	$207.8	$271.7	$344.3	$282.4	$129.0	$126.5	$186.5	$295.0

Net Interest Revenue on Loans (in mllions)	$178	$184	$188	$186	$183	$162	$152	$142	$170	$176	$179	$181
As a % of Avg. Loans	2.10%	2.11%	2.17%	2.16%	2.30%	2.12%	2.03%	1.90%	2.16%	2.10%	2.02%	1.93%

Net Credit Losses (in millions)	$56	$87	$79	$88	$75	$80	$90	$96	$88	$79	$65	$70
As a % of Avg. Loans	0.66%	1.00%	0.91%	1.02%	0.94%	1.05%	1.20%	1.28%	1.12%	0.94%	0.73%	0.74%

Loans 90+ Days Past Due (in millions) (1)	$99	$97	$92	$107	$140	$190	$221	$228	$241	$211	$232	$235
As a % of EOP Loans	0.29%	0.29%	0.27%	0.33%	0.44%	0.63%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%

Loans 30-89 Days Past Due (in millions) (1)	$93	$87	$80	$82	$238	$235	$243	$212	$185	$209	$218	$213
As a % of EOP Loans	0.27%	0.26%	0.24%	0.25%	0.76%	0.78%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%

(1)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) are $188 million and ($0.8 billion), $235 million and ($0.8 billion), $352 million ($0.9 billion), $400 million ($0.9 billion), $512 million ($1.3 billion) and $611 mlllion ($1.3 billion) as of September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) are $15 million and ($0.8 billion), $30 million and ($0.8 billion), $52 million ($0.9 billion), $77 million ($0.9 billion), $102 million ($1.3 billion) and $121 million ($1.3 billion) as of September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Citi-Branded Cards Key Indicators (in millions of dollars) (1)
EOP Open Accounts	26.3	25.6	25.1	23.7	22.4	21.9	21.8	21.8	21.7	21.8	22.2	22.6
Purchase Sales (in billions)	$41.0	$43.3	$43.3	$42.8	$37.1	$40.3	$39.9	$41.4	$37.2	$40.8	$40.5	$42.1

Average Managed Loans (2)
Off-Balance Sheet	$68.4	$69.6	$70.8	$69.7	$—	$—	$—	$—	$—	$—	$—	$—
On Balance Sheet	15.9	13.5	13.1	14.6	80.5	77.4	77.3	76.5	75.1	73.6	74.0	74.4
Average Loans (in billions) (1)	$84.3	$83.1	$83.9	$84.3	$80.5	$77.4	$77.3	$76.5	$75.1	$73.6	$74.0	$74.4

EOP Managed Loans (2)
Off-Balance Sheet	$69.2	$71.7	$71.8	$72.6	$—	$—	$—	$—	$—	$—	$—	$—
On Balance Sheet	13.9	13.0	14.2	12.8	79.0	78.5	77.9	78.8	74.5	75.0	75.1	77.2
EOP Loans (in billions) (1)	$83.1	$84.7	$86.0	$85.4	$79.0	$78.5	$77.9	$78.8	$74.5	$75.0	$75.1	$77.2

Average Yield (2)	12.48%	12.35%	12.33%	11.86%	13.01%	12.26%	11.67%	11.33%	11.14%	10.50%	10.35%	10.13%
Net Interest Revenue (3)	$2,252	$2,132	$2,099	$1,993	$2,139	$1,977	$1,966	$1,954	$1,830	$1,754	$1,760	$1,731
As a % of Avg. Loans (3)	10.83%	10.29%	9.93%	9.38%	10.78%	10.25%	10.09%	10.13%	9.88%	9.56%	9.44%	9.23%
Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084	$2,048	$1,880	$1,671	$1,352	$1,231	$1,099	$986
As a % of Average Loans	8.14%	9.92%	9.82%	9.16%	10.50%	10.61%	9.65%	8.67%	7.30%	6.71%	5.89%	5.26%
Net Credit Margin (4)	$1,050	$632	$528	$473	$485	$374	$540	$589	$846	$938	$1,086	$1,170
As a % of Avg. Loans (4)	5.05%	3.05%	2.50%	2.23%	2.44%	1.94%	2.77%	3.05%	4.57%	5.11%	5.82%	6.24%
Loans 90+ Days Past Due	$2,307	$2,366	$2,190	$2,372	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016
As a % of EOP Loans	2.78%	2.79%	2.55%	2.78%	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%
Loans 30-89 Days Past Due	$2,337	$2,024	$2,214	$2,182	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078
As a % of EOP Loans	2.81%	2.39%	2.57%	2.56%	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%

Citi-Retail Services Key Indicators (in millions of dollars) (1)
EOP Open Accounts	103.5	101.9	99.0	97.7	90.9	89.3	88.5	87.8	85.5	84.8	83.6	83.6
Purchase Sales (in billions)	$21.9	$25.2	$24.4	$25.5	$15.8	$18.4	$17.7	$20.5	$15.2	$18.5	$17.7	$20.5

Average Managed Loans (2)
Off-Balance Sheet	$36.2	$38.5	$37.5	$36.2	$—	$—	$—	$—	$—	$—	$—	$—
On Balance Sheet	15.4	11.1	12.1	13.0	45.0	42.1	41.0	40.8	39.6	38.1	38.1	38.3
Average Loans (in billions) (1)	$51.6	$49.6	$49.6	$49.2	$45.0	$42.1	$41.0	$40.8	$39.6	$38.1	$38.1	$38.3

EOP Managed Loans (2)
Off-Balance Sheet	$39.1	$39.3	$38.0	$40.3	$—	$—	$—	$—	$—	$—	$—	$—
On Balance Sheet	10.6	10.4	11.5	9.9	42.9	41.7	40.8	42.2	37.4	38.3	37.9	39.9
EOP Loans (in billions) (1)	$49.7	$49.7	$49.5	$50.2	$42.9	$41.7	$40.8	$42.2	$37.4	$38.3	$37.9	$39.9

Average Yield (2)	18.15%	20.59%	20.37%	20.13%	18.57%	18.66%	18.37%	17.84%	18.17%	18.23%	18.38%	18.02%
Net Interest Revenue (3)	$2,005	$2,174	$2,273	$2,180	$1,721	$1,672	$1,614	$1,517	$1,544	$1,564	$1,650	$1,638
As a % of Avg. Loans (3)	15.76%	17.58%	18.18%	17.58%	15.51%	15.93%	15.62%	14.75%	15.81%	16.47%	17.18%	16.97%
Net Credit Losses	$1,477	$1,610	$1,462	$1,475	$1,457	$1,352	$1,178	$1,121	$932	$826	$690	$683
As a % of Average Loans	11.61%	13.02%	11.69%	11.89%	13.13%	12.88%	11.40%	10.90%	9.54%	8.70%	7.19%	7.08%
Net Credit Margin (4)	$440	$113	$510	$445	$338	$355	$475	$420	$608	$689	$925	$923
As a % of Avg. Loans (4)	3.46%	0.91%	4.08%	3.59%	3.05%	3.38%	4.60%	4.08%	6.23%	7.25%	9.63%	9.56%
Loans 90+ Days Past Due	$2,550	$2,313	$2,334	$2,435	$1,883	$1,549	$1,450	$1,351	$1,110	$913	$902	$951
As a % of EOP Loans	5.13%	4.65%	4.72%	4.85%	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%
Loans 30-89 Days Past Due	$2,641	$2,570	$2,709	$2,479	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,175
As a % of EOP Loans	5.31%	5.17%	5.47%	4.94%	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.94%

(1)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)   Average Yield is gross interest revenue earned divided by average loans.

(3)   Net interest revenue includes certain fees that are recorded as interest revenue.

(4)   Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$241	$259	$279	$256	$247	$228	$222	$239	$242	$248	$233	$224	$1,035	$936	$947
Non-Interest Revenue	143	158	160	143	174	156	135	158	179	162	146	124	604	623	611
Total Revenues, Net of Interest Expense	384	417	439	399	421	384	357	397	421	410	379	348	1,639	1,559	1,558
Total Operating Expenses	270	305	294	316	295	280	316	334	318	355	344	326	1,185	1,225	1,343
Net Credit Losses	89	121	132	133	96	84	63	72	49	46	49	28	475	315	172
Credit Reserve Build / (Release)	72	154	69	15	(11)	(46)	(48)	(13)	(34)	(55)	(32)	3	310	(118)	(118)
Provision for Unfunded Lending Commitments	—	—	—	—	1	(4)	—	—	—	4	1	(1)	—	(3)	4
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	161	275	201	148	86	34	15	59	15	(5)	18	30	785	194	58
Income (loss) from Continuing Operations before Taxes	(47)	(163)	(56)	(65)	40	70	26	4	88	60	17	(8)	(331)	140	157
Income Taxes (benefits)	(20)	(57)	(37)	(12)	14	23	9	(3)	31	27	8	(4)	(126)	43	62
Income from Continuing Operations	(27)	(106)	(19)	(53)	26	47	17	7	57	33	9	(4)	(205)	97	95
Net Income Attributable to Minority Interests	—	—	2	(2)	—	—	(1)	—	—	2	1	(3)	—	(1)	—
Net Income	$(27)	$(106)	$(21)	$(51)	$26	$47	$18	$7	$57	$31	$8	$(1)	$(205)	$98	$95
Average Assets (in billions of dollars)	$11	$11	$11	$11	$10	$10	$10	$10	$10	$10	$10	$10	$11	$10	$10
Return on Assets	(1.00)%	(3.87)%	(0.76)%	(1.84)%	(1.05)%	1.89%	0.71%	0.28%	2.31%	1.24%	0.32%	(0.04)%	(1.86)%	0.98%	0.95%

Net Credit Losses as a % of Average Loans	4.75%	5.92%	6.16%	6.36%	5.12%	4.88%	3.52%	4.14%	2.72%	2.46%	2.70%	1.59%

Revenue by Business
Retail Banking	$229	$257	$261	$226	$238	$213	$194	$233	$242	$234	$215	$199	$973	$878	$890
Citi-Branded Cards	155	160	178	173	183	171	163	164	179	176	164	149	666	681	668
Total	$384	$417	$439	$399	$421	$384	$357	$397	$421	$410	$379	$348	$1,639	$1,559	$1,558

Income (loss) from Continuing Operations by Business
Retail Banking	$(34)	$(71)	$(18)	$(46)	$(9)	$2	$(27)	$(25)	$13	$(11)	$(21)	$(18)	$(169)	$(59)	$(37)
Citi-Branded Cards	7	(35)	(1)	(7)	35	45	44	32	44	44	30	14	(36)	156	132
Total	$(24)	$(106)	$(19)	$(53)	$26	$47	$17	$7	$57	$33	$9	$(4)	$(205)	$97	$95

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	407	402	395	347	315	309	305	303	302	301	299	296
Accounts (in millions)	4.1	4.1	4.1	4.1	4.0	4.0	4.1	4.0	3.9	4.0	4.0	4.0
Average Deposits	$10.7	$11.8	$12.3	$12.8	$14.6	$13.8	$13.7	$12.7	$12.7	$12.9	$12.4	$12.0
Investment Sales	$0.4	$0.5	$0.5	$0.6	$0.7	$0.7	$0.6	$0.9	$1.0	$1.0	$1.0	$0.8
Investment AUMs	$4.0	$4.5	$4.3	$4.4	$4.6	$4.2	$4.7	$4.9	$5.3	$5.5	$4.8	$4.7
Average Loans	$5.1	$5.4	$5.5	$5.3	$4.7	$4.2	$4.3	$4.1	$4.4	$4.5	$4.4	$4.3
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	$0.2
Commercial Markets	1.3	1.4	1.5	1.2	1.6	1.4	1.7	1.6	1.9	2.0	1.8	1.7
Personal and Other	3.8	3.9	3.9	3.7	2.9	2.5	2.6	2.5	2.5	2.5	2.3	2.3
Total EOP Loans	$5.2	$5.4	$5.5	$5.0	$4.6	$4.0	$4.4	$4.2	$4.5	$4.7	$4.3	$4.2

Net Interest Revenue (in millions) (1)	$141	$153	$156	$129	$124	$111	$104	$124	$124	$127	$118	$117
As a % of Average Loans (1)	11.21%	11.36%	11.25%	9.66%	10.70%	10.60%	9.60%	12.00%	11.43%	11.32%	10.64%	10.79%
Net Credit Losses (in millions)	$60	$74	$77	$79	$46	$45	$32	$43	$23	$23	$29	$12
As a % of Average Loans	4.77%	5.50%	5.55%	5.91%	3.97%	4.30%	2.95%	4.16%	2.12%	2.05%	2.61%	1.11%
Loans 90+ Days Past Due (in millions)	$125	$149	$138	$123	$108	$109	$106	$84	$77	$76	$65	$59
As a % of EOP Loans	2.40%	2.76%	2.51%	2.46%	2.35%	2.73%	2.41%	2.00%	1.71%	1.62%	1.51%	1.40%
Loans 30-89 Days Past Due (in millions)	$228	$253	$243	$223	$203	$158	$156	$136	$143	$132	$107	$94
As a % of EOP Loans	4.38%	4.69%	4.42%	4.46%	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.49%	2.24%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.7	2.7	2.7	2.7	2.6	2.4	2.5	2.5	2.5	2.5	2.6	2.6
Purchase Sales	$1.8	$1.9	$2.2	$2.5	$2.1	$2.2	$2.3	$2.5	$2.3	$2.7	$2.6	$2.7
Average Loans (2)	$2.5	$2.8	$3.0	$3.0	$2.9	$2.7	$2.8	$2.8	$2.9	$3.0	$2.8	$2.7
EOP Loans (2)	$2.5	$2.9	$3.1	$3.0	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	$2.7
Average Yield (3)	23.34%	20.93%	20.95%	20.65%	20.52%	19.83%	19.94%	20.54%	20.61%	19.86%	20.14%	19.81%

Net Interest Revenue (in millions) (4)	$100	$106	$123	$127	$123	$117	$118	$115	$118	$121	$115	$107
As a % of Avg. Loans	16.22%	15.18%	16.27%	16.80%	17.20%	17.38%	16.72%	16.29%	16.50%	16.18%	16.29%	15.72%
Net Credit Losses (in millions)	$29	$47	$55	$54	$50	$39	$31	$29	$26	$23	$20	$16
As a % of Average Loans	4.70%	6.73%	7.27%	7.14%	6.99%	5.79%	4.39%	4.11%	3.64%	3.08%	2.83%	2.35%
Net Credit Margin (in millions) (5)	$126	$113	$123	$119	$133	$132	$132	$135	$153	$153	$144	$133
As a % of Avg. Loans	20.44%	16.19%	16.27%	15.74%	18.60%	19.61%	18.70%	19.13%	21.40%	20.46%	20.40%	19.54%
Loans 90+ Days Past Due (in millions)	$59	$100	$91	$85	$78	$72	$69	$58	$60	$54	$47	$44
As a % of EOP Loans	2.36%	3.45%	2.94%	2.83%	2.69%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%	1.63%
Loans 30-89 Days Past Due (in millions)	$132	$147	$156	$141	$114	$90	$86	$72	$78	$72	$63	$59
As a % of EOP Loans	5.28%	5.07%	5.03%	4.70%	3.93%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%	2.19%

(1) Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average Yield is gross interest revenue earned divided by average loans.

(4) Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5) Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$1,263	$1,356	$1,354	$1,379	$1,446	$1,457	$1,487	$1,563	$1,560	$1,622	$1,654	$1,620	$5,352	$5,953	$6,456
Non-Interest Revenue	649	582	604	678	617	646	731	720	734	786	763	730	2,513	2,714	3,013
Total Revenues, Net of Interest Expense	1,912	1,938	1,958	2,057	2,063	2,103	2,218	2,283	2,294	2,408	2,417	2,350	7,865	8,667	9,469
Total Operating Expenses	993	1,107	1,147	1,271	1,174	1,287	1,283	1,395	1,366	1,495	1,487	1,408	4,518	5,139	5,756
Net Credit Losses	542	610	656	624	509	457	451	451	407	425	406	446	2,432	1,868	1,684
Credit Reserve Build / (Release)	166	156	141	—	(138)	(240)	(298)	(147)	(147)	(21)	63	38	463	(823)	(67)
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	29	27	29	29	36	22	32	37	38	22	38	32	114	127	130
Provision for Loan Losses and for Benefits and Claims	737	793	826	653	407	239	185	341	298	426	507	516	3,009	1,172	1,747
Income from Continuing Operations before Taxes	182	38	(15)	133	482	577	750	547	630	487	423	426	338	2,356	1,966
Income Taxes	(6)	(59)	(70)	35	121	112	220	115	157	91	84	56	(100)	568	388
Income from Continuing Operations	188	97	55	98	361	465	530	432	473	396	339	370	438	1,788	1,578
Net Income (loss) Attributable to Minority Interests	—	—	—	—	(5)	—	(3)	—	(2)	1	—	1	—	(8)	—
Net Income	$188	$97	$55	$98	$366	$465	$533	$432	$475	$395	$339	$369	$438	$1,796	$1,578
Average Assets (in billions of dollars)	$60	$66	$65	$69	$70	$72	$73	$74	$77	$83	$80	$78	$65	$72	$80
Return on Assets	1.27%	0.59%	0.34%	0.56%	2.12%	2.59%	2.90%	2.32%	2.50%	1.91%	1.68%	1.88%	0.67%	2.50%	1.97%

Net Credit Losses as a % of Average Loans	8.72%	9.20%	9.46%	8.63%	7.17%	6.19%	5.81%	5.51%	4.84%	4.64%	4.43%	4.87%

Revenue by Business
Retail Banking	$1,014	$1,100	$1,101	$1,168	$1,183	$1,222	$1,285	$1,326	$1,333	$1,398	$1,394	$1,343	$4,383	$5,016	$5,468
Citi-Branded Cards	898	838	857	889	880	881	933	957	961	1,010	1,023	1,007	3,482	3,651	4,001
Total	$1,912	$1,938	$1,958	$2,057	$2,063	$2,103	$2,218	$2,283	$2,294	$2,408	$2,417	$2,350	$7,865	$8,667	$9,469

Income (loss) from Continuing Operations by Business
Retail Banking	$198	$168	$129	$147	$226	$247	$247	$207	$295	$236	$169	$202	$642	$927	$902
Citi-Branded Cards	(10)	(71)	(74)	(49)	135	218	283	225	178	160	170	168	(204)	861	676
Total	$188	$97	$55	$98	$361	$465	$530	$432	$473	$396	$339	$370	$438	$1,788	$1,578

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011
Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	2,104	2,105	2,090	2,122	2,145	2,151	2,161	2,191	2,196	2,210	2,215	2,221
Accounts (in millions)	26.1	26.6	26.8	27.0	26.7	27.0	27.2	27.4	27.8	28.4	28.8	29.2
Average Deposits	$33.8	$35.7	$35.5	$37.4	$39.2	$39.4	$40.3	$42.1	$45.3	$47.8	$45.5	$44.4
Investment Sales	$4.0	$11.4	$10.3	$7.1	$7.5	$6.6	$6.6	$6.0	$7.9	$6.3	$5.3	$4.9
Investment AUMs	$26.7	$32.8	$35.1	$34.8	$38.0	$39.2	$43.2	$45.0	$47.4	$50.5	$44.3	$46.9
Average Loans	$14.0	$14.8	$15.5	$16.5	$17.1	$17.6	$18.5	$19.5	$20.7	$22.7	$22.6	$22.7
EOP Loans:
Real Estate Lending	$2.5	$2.8	$2.8	$3.2	$3.6	$3.7	$3.9	$4.2	$4.7	$4.8	$4.3	$4.4
Commercial Markets	7.7	8.0	9.1	8.7	9.1	9.0	9.6	10.0	10.6	11.4	10.7	10.9
Personal and Other	3.9	4.3	4.4	4.7	5.1	5.3	5.6	5.6	6.3	7.0	6.6	8.3
Total EOP Loans	$14.1	$15.1	$16.3	$16.6	$17.8	$18.0	$19.1	$19.8	$21.6	$23.2	$21.6	$23.6

Net Interest Revenue (in millions) (1)	$627	$688	$684	$718	$779	$780	$800	$839	$862	$874	$906	$890
As a % of Avg. Loans (1)	18.16%	18.65%	17.51%	17.26%	18.48%	17.78%	17.16%	17.07%	16.89%	15.44%	15.90%	15.55%
Net Credit Losses (in millions)	$113	$138	$113	$148	$91	$96	$129	$123	$103	$117	$113	$142
As a % of Average Loans	3.27%	3.74%	2.89%	3.56%	2.16%	2.19%	2.77%	2.50%	2.02%	2.07%	1.98%	2.48%
Loans 90+ Days Past Due (in millions)	$285	$314	$271	$309	$324	$308	$290	$224	$249	$259	$240	$221
As a % of EOP Loans	2.02%	2.08%	1.66%	1.86%	1.82%	1.71%	1.52%	1.13%	1.15%	1.12%	1.11%	0.94%
Loans 30-89 Days Past Due (in millions)	$311	$338	$335	$336	$394	$335	$402	$267	$324	$301	$267	$289
As a % of EOP Loans	2.21%	2.24%	2.06%	2.02%	2.21%	1.86%	2.10%	1.35%	1.50%	1.30%	1.24%	1.22%

Citi-Branded Cards Key Indicators (in millions of dollars)
EOP Open Accounts (in millions)	12.1	11.8	11.7	11.7	11.9	11.9	12.3	12.3	12.5	12.6	12.9	12.9
Purchase Sales (in billions)	$5.9	$6.4	$7.1	$8.1	$7.3	$7.7	$8.4	$9.6	$9.1	$10.0	$10.3	$10.8
Average Loans (in billions) (2)	$11.2	$11.8	$12.0	$12.2	$11.7	$12.0	$12.3	$13.0	$13.4	$14.0	$13.8	$13.6
EOP Loans (in billions) (2)	$11.1	$11.9	$12.0	$12.3	$11.9	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	$13.7
Average Yield (3)	26.85%	25.41%	24.50%	24.30%	25.40%	23.82%	23.24%	22.62%	22.19%	22.83%	22.92%	23.52%

Net Interest Revenue (4)	$636	$668	$670	$661	$667	677	$687	$724	$698	748	$748	$730
As a % of Avg. Loans	23.03%	22.71%	22.15%	21.50%	23.12%	22.63%	22.16%	22.10%	21.13%	21.43%	21.50%	21.30%
Net Credit Losses	$429	$472	$543	$476	$418	361	$322	328	$304	308	$293	304
As a % of Average Loans	15.53%	16.04%	17.95%	15.48%	14.49%	12.07%	10.39%	10.01%	9.20%	8.82%	8.42%	8.87%
Net Credit Margin (5)	$469	$366	$314	$413	$462	$520	$611	$629	$657	$702	$730	$703
As a % of Avg. Loans	16.98%	12.44%	10.38%	13.43%	16.01%	17.38%	19.71%	19.20%	19.88%	20.11%	20.99%	20.51%
Loans 90+ Days Past Due	$561	$706	$619	$564	$509	$481	$472	$446	$445	$462	$396	$412
As a % of EOP Loans	5.05%	5.93%	5.16%	4.59%	4.28%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%	3.01%
Loans 30-89 Days Past Due	$689	$693	$604	$554	$478	$488	$442	$456	$454	$469	$398	$399
As a % of EOP Loans	6.21%	5.82%	5.03%	4.50%	4.02%	4.07%	3.51%	3.40%	3.36%	3.30%	3.09%	2.91%

(1) Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average Yield is gross interest revenue earned divided by average loans.

(4) Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5) Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$1,148	$1,196	$1,197	$1,267	$1,255	$1,292	$1,229	$1,301	$1,324	$1,349	$1,360	$1,332	$4,808	$5,077	$5,365
Non-Interest Revenue	414	474	514	536	541	548	605	625	572	677	707	688	1,938	2,319	2,644
Total Revenues, Net of Interest Expense	1,562	1,670	1,711	1,803	1,796	1,840	1,834	1,926	1,896	2,026	2,067	2,020	6,746	7,396	8,009
Total Operating Expenses	811	859	905	1,012	928	973	1,041	1,136	1,129	1,176	1,142	1,172	3,587	4,078	4,619
Net Credit Losses	287	368	367	317	277	254	246	236	212	225	236	210	1,339	1,013	883
Credit Reserve Build / (Release)	195	156	94	78	(38)	(112)	(94)	(43)	(35)	(19)	(40)	31	523	(287)	(63)
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	482	524	461	395	239	142	152	193	177	206	196	241	1,862	726	820
Income from Continuing Operations before Taxes	269	287	345	396	629	725	641	597	590	644	729	607	1,297	2,592	2,570
Income Taxes	34	20	(79)	(55)	70	170	149	93	137	165	167	197	(80)	482	666
Income from Continuing Operations	235	267	424	451	559	555	492	504	453	479	562	410	1,377	2,110	1,904
Net Income Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$235	$267	$424	$451	$559	$555	$492	$504	$453	$479	$562	$410	$1,377	$2,110	$1,904
Average Assets (in billions of dollars)	$86	$88	$96	$101	$105	$105	$108	$113	$118	$123	$123	$122	$93	$108	$122
Return on Assets	1.11%	1.22%	1.75%	1.77%	2.16%	2.12%	1.81%	1.77%	1.56%	1.56%	1.81%	1.33%	1.48%	1.96%	1.56%

Net Credit Losses as a % of Average Loans	1.90%	2.37%	2.23%	1.84%	1.58%	1.42%	1.30%	1.19%	1.05%	1.05%	1.08%	0.96%

Revenue by Business
Retail Banking	$1,007	$1,066	$1,079	$1,136	$1,127	$1,164	$1,161	$1,205	$1,171	$1,260	$1,282	$1,214	$4,288	$4,657	$4,927
Citi-Branded Cards	555	604	632	667	669	676	673	721	725	766	785	806	2,458	2,739	3,082
Total	$1,562	$1,670	$1,711	$1,803	$1,796	$1,840	$1,834	$1,926	$1,896	$2,026	$2,067	$2,020	$6,746	$7,396	$8,009

Income from Continuing Operations by Business
Retail Banking	$205	$259	$354	$332	$407	$370	$328	$335	$286	$310	$362	$237	$1,150	$1,440	$1,195
Citi-Branded Cards	30	8	70	119	152	185	164	169	167	169	200	173	227	670	709
Total	$235	$267	$424	$451	$559	$555	$492	$504	$453	$479	$562	$410	$1,377	$2,110	$1,904

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	704	694	693	698	704	704	707	711	707	699	673	671
Accounts (in millions)	16.6	16.6	16.3	15.9	16.1	16.1	16.3	16.2	16.3	16.5	16.7	16.4
Average Deposits	$83.1	$87.5	$91.3	$94.6	$95.7	$97.0	$101.0	$105.6	$108.1	$111.8	$112.1	$109.8
Investment Sales	$3.4	$6.2	$7.4	$8.2	$8.9	$9.6	$10.1	$12.8	$11.3	$10.6	$8.5	$6.0
Investment AUMs	$33.0	$38.1	$42.9	$44.8	$45.9	$44.8	$47.8	$50.2	$51.3	$51.9	$45.0	$45.2
Average Loans	$45.7	$46.3	$48.9	$51.2	$53.9	$54.7	$57.0	$60.1	$62.8	$66.3	$67.0	$67.1
EOP Loans:
Real Estate Lending	$21.5	$23.2	$24.9	$25.6	$28.0	$27.8	$30.2	$31.6	$33.3	$34.7	$33.6	$34.8
Commercial Markets	13.2	12.0	12.8	13.0	13.9	14.4	15.1	15.8	16.9	17.5	17.5	17.4
Personal and Other	11.1	12.0	12.7	12.9	13.0	12.7	13.6	14.0	14.3	14.9	14.4	15.1
Total EOP Loans	$45.8	$47.2	$50.4	$51.5	$54.9	$54.9	$58.9	$61.4	$64.5	$67.1	$65.5	$67.3

Net Interest Revenue (in millions) (1)	$744	$767	$765	$821	$806	$836	$796	$816	$826	$831	$842	$820
As a % of Avg. Loans (1)	6.60%	6.64%	6.21%	6.36%	6.06%	6.13%	5.54%	5.39%	5.33%	5.03%	4.99%	4.85%
Net Credit Losses (in millions)	$110	$128	$119	$89	$82	$85	$85	$83	$67	$83	$91	$85
As a % of Average Loans	0.98%	1.11%	0.97%	0.69%	0.62%	0.62%	0.59%	0.55%	0.43%	0.50%	0.54%	0.50%
Loans 90+ Days Past Due (in millions)	$359	$355	$334	$259	$246	$208	$226	$225	$234	$266	$224	$222
As a % of EOP Loans	0.78%	0.75%	0.66%	0.50%	0.45%	0.38%	0.38%	0.37%	0.36%	0.40%	0.34%	0.33%
Loans 30-89 Days Past Due (in millions)	$640	$508	$462	$459	$476	$473	$476	$533	$491	$446	$385	$444
As a % of EOP Loans	1.40%	1.08%	0.92%	0.89%	0.87%	0.86%	0.81%	0.87%	0.76%	0.66%	0.59%	0.66%

Citi-Branded Cards Key Indicators (in millions of dollars)
EOP Open Accounts (in millions)	15.9	15.5	15.1	15.1	14.8	14.9	15.0	15.3	15.4	15.6	15.8	15.9
Purchase Sales (in billions)	$11.7	$12.7	$13.6	$15.0	$14.4	$14.9	$15.9	$17.8	$17.0	$18.4	$18.7	$19.1
Average Loans (in billions) (2)	$15.5	$16.0	$16.4	$17.1	$17.2	$17.0	$17.8	$18.8	$19.3	$19.7	$19.8	$19.4
EOP Loans (in billions) (2)	$15.2	$16.2	$16.7	$17.4	$17.1	$17.0	$18.3	$19.7	$19.2	$20.0	$18.9	$19.9
Average Yield (3)	13.64%	13.47%	13.12%	13.11%	13.98%	14.18%	13.85%	13.66%	13.76%	13.82%	13.50%	13.41%

Net Interest Revenue (4)	$404	$429	$432	$446	$449	456	$433	$485	$498	518	$518	$512
As a % of Avg. Loans	10.57%	10.75%	10.45%	10.35%	10.59%	10.76%	9.65%	10.24%	10.46%	10.55%	10.38%	10.47%
Net Credit Losses	$177	$240	$248	$228	$195	$169	$161	$153	$145	$142	$145	$125
As a % of Average Loans	4.63%	6.02%	6.00%	5.29%	4.60%	3.99%	3.59%	3.23%	3.05%	2.89%	2.91%	2.56%
Net Credit Margin (5)	$378	$364	$384	$439	$474	$507	$512	$568	$580	$624	$640	$681
As a % of Avg. Loans	9.89%	9.13%	9.29%	10.19%	11.18%	11.96%	11.41%	11.99%	12.19%	12.70%	12.82%	13.93%
Loans 90+ Days Past Due	$318	$350	$316	$276	$265	$245	$242	$240	$235	$250	$214	$214
As a % of EOP Loans	2.09%	2.16%	1.89%	1.59%	1.55%	1.44%	1.32%	1.22%	1.22%	1.25%	1.13%	1.08%
Loans 30-89 Days Past Due	$385	$380	$367	$353	$360	$321	$328	$340	$358	$351	$300	$321
As a % of EOP Loans	2.53%	2.35%	2.20%	2.03%	2.11%	1.89%	1.79%	1.73%	1.86%	1.76%	1.59%	1.61%

(1) Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average Yield is gross interest revenue earned divided by average loans.

(4) Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5) Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Commissions and Fees	$960	$1,020	$1,123	$1,094	$1,108	$1,086	$1,016	$1,057	$1,133	$1,133	$1,159	$1,024	4,197	$4,267	$4,449
Administration and Other Fiduciary Fees	709	713	704	729	723	617	674	739	746	732	649	648	2,855	2,753	2,775
Investment Banking	941	1,240	1,066	1,440	953	592	829	1,146	793	1,001	590	645	4,687	3,520	3,029
Principal Transactions	6,985	851	(440)	(1,772)	3,306	1,778	1,539	(1,057)	2,260	1,288	1,665	(340)	5,624	5,566	4,873
Other	364	785	451	157	472	480	347	387	(75)	253	1,530	113	1,757	1,686	1,821
Total Non-Interest Revenue	9,959	4,609	2,904	1,648	6,562	4,553	4,405	2,272	4,857	4,407	5,593	2,090	19,120	17,792	16,947
Net Interest Revenue (including Dividends)	4,634	4,594	4,466	4,164	3,899	3,926	3,744	3,846	3,727	3,752	3,848	3,728	17,858	15,415	15,055
Total Revenues, Net of Interest Expense	14,593	9,203	7,370	5,812	10,461	8,479	8,149	6,118	8,584	8,159	9,441	5,818	36,978	33,207	32,002
Total Operating Expenses	3,942	4,404	4,658	4,696	4,584	5,154	4,866	5,022	5,145	5,312	5,045	5,266	17,700	19,626	20,768

Net Credit Losses	77	170	299	214	103	43	290	137	210	150	87	172	760	573	619
Provision for Unfunded Lending Commitments	32	83	—	23	(8)	(22)	1	—	4	(8)	45	48	138	(29)	89
Credit Reserve Build / (Release)	312	616	164	(200)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	892	(626)	(556)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	421	869	463	37	(82)	(211)	264	(53)	(180)	86	164	82	1,790	(82)	152
Income from Continuing Operations before Taxes	10,230	3,930	2,249	1,079	5,959	3,536	3,019	1,149	3,619	2,761	4,232	470	17,488	13,663	11,082
Income Taxes (Benefits)	3,204	1,131	460	(216)	1,825	929	715	21	1,072	703	1,208	(163)	4,579	3,490	2,820
Income from Continuing Operations	7,026	2,799	1,789	1,295	4,134	2,607	2,304	1,128	2,547	2,058	3,024	633	12,909	10,173	8,262
Net Income Attributable to Minority Interests	(3)	3	23	45	26	20	34	51	13	9	5	29	68	131	56
Net Income	$7,029	$2,796	$1,766	$1,250	$4,108	$2,587	$2,270	$1,077	$2,534	$2,049	$3,019	$604	$12,841	$10,042	$8,206

Average Assets (in billions of dollars)	$830	$836	$848	$873	$927	$947	$943	$978	$999	$1,045	$1,043	$1,010	$847	$949	$1,024
Return on Assets	3.43%	1.34%	0.83%	0.57%	1.80%	1.10%	0.96%	0.44%	1.03%	0.79%	1.15%	0.24%	1.52%	1.06%	0.80%

Revenue by Region
North America	$5,606	$2,378	$1,946	$1,431	$4,193	$3,263	$2,824	$1,598	$2,938	$2,734	$3,065	$1,265	$11,361	$11,878	$10,002
EMEA	5,068	3,420	3,049	1,908	3,350	2,611	2,570	1,674	2,898	2,540	3,192	2,077	13,445	10,205	10,707
Latin America	1,155	1,401	1,054	1,236	965	930	1,037	1,152	1,005	1,121	965	992	4,846	4,084	4,083
Asia	2,764	2,004	1,321	1,237	1,953	1,675	1,718	1,694	1,743	1,764	2,219	1,484	7,326	7,040	7,210
Total	$14,593	$9,203	$7,370	$5,812	$10,461	$8,479	$8,149	$6,118	$8,584	$8,159	$9,441	$5,818	$36,978	$33,207	$32,002

Income from Continuing Operations by Region
North America	$2,612	$130	$143	$48	$1,596	$968	$548	$(127)	$570	$476	$786	$(373)	$2,933	$2,985	$1,459
EMEA	2,489	1,088	854	260	1,322	675	805	227	1,039	627	1,021	443	4,691	3,029	3,130
Latin America	581	685	378	536	423	362	451	520	445	456	375	337	2,180	1,756	1,613
Asia	1,344	896	414	451	793	602	500	508	493	499	842	226	3,105	2,403	2,060
Total	$7,026	$2,799	$1,789	$1,295	$4,134	$2,607	$2,304	$1,128	$2,547	$2,058	$3,024	$633	$12,909	$10,173	$8,262

Average Loans by Region (in billions)
North America	$57	$55	$49	$46	$68	68	66	66	$66	$68	70	74	$52	$67	$70
EMEA	48	48	43	41	37	37	38	40	42	48	48	50	45	38	47
Latin America	21	21	22	22	23	22	23	24	25	29	30	32	22	23	29
Asia	30	28	27	28	30	35	38	42	45	49	54	58	28	36	52
Total	$156	$152	$141	$137	$158	$162	$165	$172	$178	$194	$202	$214	$147	$164	$197

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$3,221	$3,132	$3,065	$2,761	$2,504	$2,517	$2,302	$2,405	$2,289	$2,272	$2,348	$2,214	$12,179	$9,728	$9,123
Non-Interest Revenue	8,988	3,579	1,836	565	5,509	3,447	3,300	1,138	3,733	3,210	4,377	980	14,968	13,394	12,300
Total Revenues, Net of Interest Expense	12,209	6,711	4,901	3,326	8,013	5,964	5,602	3,543	6,022	5,482	6,725	3,194	27,147	23,122	21,423
Total Operating Expenses	2,849	3,305	3,513	3,475	3,397	3,952	3,605	3,674	3,802	3,897	3,578	3,736	13,142	14,628	15,013
Net Credit Losses	75	173	302	208	102	42	289	134	203	151	70	178	758	567	602
Provision for Unfunded Lending Commitments	32	83	—	23	(8)	(22)	1	—	4	(8)	54	36	138	(29)	86
Credit Reserve Build / (Release)	313	608	169	(203)	(158)	(199)	(11)	(194)	(394)	(83)	50	(145)	887	(562)	(572)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	420	864	471	28	(64)	(179)	279	(60)	(187)	60	174	69	1,783	(24)	116
Income (Loss) from Continuing Operations before Taxes	8,940	2,542	917	(177)	4,680	2,191	1,718	(71)	2,407	1,525	2,973	(611)	12,222	8,518	6,294
Income Taxes (Benefits)	2,813	717	72	(552)	1,471	504	327	(335)	696	331	831	(477)	3,050	1,967	1,381
Income (Loss) from Continuing Operations	6,127	1,825	845	375	3,209	1,687	1,391	264	1,711	1,194	2,142	(134)	9,172	6,551	4,913
Net Income Attributable to Minority Interests	1	—	18	36	21	15	29	45	9	4	—	24	55	110	37
Net Income (Loss)	$6,126	$1,825	$827	$339	$3,188	$1,672	$1,362	$219	$1,702	$1,190	$2,142	$(158)	$9,117	$6,441	$4,876

Average Assets (in billions of dollars)	748	749	759	780	828	847	834	857	875	914	910	877	759	842	894
Return on Assets	3.32%	0.98%	0.43%	0.17%	1.56%	0.79%	0.65%	0.10%	0.79%	0.52%	0.93%	(0.07)%	1.20%	0.77%	0.54%

Revenue Details:
Investment Banking:
Advisory	$227	$130	$186	$211	$198	$88	$237	$197	$143	$198	$184	$159	$754	$720	$684
Equity Underwriting	143	279	258	705	224	157	152	404	204	272	106	90	1,385	937	672
Debt Underwriting	613	752	720	543	635	429	541	566	504	615	446	389	2,628	2,171	1,954
Total Investment Banking	983	1,161	1,164	1,459	1,057	674	930	1,167	851	1,085	736	638	4,767	3,828	3,310
Lending	(354)	(1,093)	(784)	(208)	252	532	(8)	195	255	357	1,032	165	(2,439)	971	1,809
Equity Markets	1,605	1,101	446	31	1,213	652	1,040	596	1,070	812	635	240	3,183	3,501	2,757
Fixed Income Markets	10,022	5,566	4,024	1,680	5,379	3,715	3,501	1,481	3,794	3,033	3,802	1,633	21,292	14,076	12,262
Private Bank	504	481	522	561	494	512	497	501	515	555	557	519	2,068	2,004	2,146
Other Securities and Banking	(551)	(505)	(471)	(197)	(382)	(121)	(358)	(397)	(463)	(360)	(37)	(1)	(1,724)	(1,258)	(861)
Total Securities and Banking Revenues	$12,209	$6,711	$4,901	$3,326	$8,013	$5,964	$5,602	$3,543	$6,022	$5,482	$6,725	$3,194	$27,147	$23,122	$21,423

DVA/CVA {included as applicable in lines above} (1)	2,646	(937)	(1,758)	(1,908)	285	255	99	(1,038)	(229)	147	1,888	(74)	(1,957)	(399)	1,732
Total Revenues Excluding DVA/CVA	$9,563	$7,648	$6,659	$5,234	$7,728	$5,709	$5,503	$4,581	$6,251	$5,335	$4,837	$3,268	$29,104	$23,521	$19,691

(1) See page 4.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$1,413	$1,462	$1,401	$1,403	$1,395	$1,409	$1,442	$1,441	$1,438	$1,480	$1,500	$1,514	$5,679	$5,687	$5,932
Non-Interest Revenue	971	1,030	1,068	1,083	1,053	1,106	1,105	1,134	1,124	1,197	1,216	1,110	4,152	4,398	4,647
Total Revenues, Net of Interest Expense	2,384	2,492	2,469	2,486	2,448	2,515	2,547	2,575	2,562	2,677	2,716	2,624	9,831	10,085	10,579
Total Operating Expenses	1,093	1,099	1,145	1,221	1,187	1,202	1,261	1,348	1,343	1,415	1,467	1,530	4,558	4,998	5,755
Net Credit Losses	2	(3)	(3)	6	1	1	1	3	7	(1)	17	(6)	2	6	17
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	(9)	12	—	—	3
Credit Reserve Build / (Release)	(1)	8	(5)	3	(19)	(33)	(16)	4	—	27	(18)	7	5	(64)	16
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	1	5	(8)	9	(18)	(32)	(15)	7	7	26	(10)	13	7	(58)	36
Income from Continuing Operations before Taxes	1,290	1,388	1,332	1,256	1,279	1,345	1,301	1,220	1,212	1,236	1,259	1,081	5,266	5,145	4,788
Income Taxes	391	414	388	336	354	425	388	356	376	372	377	314	1,529	1,523	1,439
Income from Continuing Operations	899	974	944	920	925	920	913	864	836	864	882	767	3,737	3,622	3,349
Net Income Attributable to Minority Interests	(4)	3	5	9	5	5	5	6	4	5	5	5	13	21	19
Net Income	$903	$971	$939	$911	$920	$915	$908	$858	$832	$859	$877	$762	$3,724	$3,601	$3,330
Average Assets (in billions of dollars)	$82	$87	$89	$93	$99	$100	$109	$121	$124	$131	$133	$133	$88	$107	$130
Return on Assets	4.47%	4.48%	4.19%	3.89%	3.77%	3.67%	3.30%	2.81%	2.72%	2.63%	2.62%	2.27%	4.23%	3.37%	2.55%

Revenue Details
Treasury and Trade Solutions	$1,760	$1,802	$1,806	$1,775	$1,792	$1,818	$1,858	$1,845	$1,844	$1,936	$1,952	$1,965	7,143	$7,313	$7,697
Securities and Fund Services	624	690	663	711	656	697	689	730	718	741	764	659	2,688	2,772	2,882
Total	$2,384	$2,492	$2,469	$2,486	$2,448	$2,515	$2,547	$2,575	$2,562	$2,677	$2,716	$2,624	$9,831	$10,085	$10,579

Average Deposits and Other Customer
Liability Balances (in billions)
North America	$77	73	81	85	$72	74	81	79	$80	85	91	94
EMEA	97	100	104	110	106	106	111	116	118	119	115	118
Latin America	17	18	20	24	27	25	27	29	32	34	34	36
Asia	88	97	109	116	115	115	122	130	126	128	125	121
Total	$279	$288	$314	$335	$320	$320	$341	$354	$356	$366	$365	$369	$304	$334	$364

EOP Assets Under Custody (in trillions of dollars)	$10.5	$11.4	$12.1	$12.1	$11.8	$11.3	$12.4	$12.6	$13.0	$13.5	$12.5	$12.5

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$3,604	$3,573	$3,602	$3,474	$6,242	$6,014	$5,614	$5,564	$5,438	$5,314	$5,461	$5,353	$14,253	$23,434	$21,566
Non-Interest Revenue	5,523	1,302	1,449	1,088	3,609	2,715	2,668	1,199	2,443	2,369	2,704	1,079	9,362	10,191	8,595
Total Revenues, Net of Interest Expense	9,127	4,875	5,051	4,562	9,851	8,729	8,282	6,763	7,881	7,683	8,165	6,432	23,615	33,625	30,161
Total Operating Expenses	3,710	4,072	3,936	3,989	4,049	4,163	3,919	4,137	4,363	4,434	4,321	4,672	15,707	16,268	17,790
Net Credit Losses	908	684	688	688	3,689	3,497	3,418	2,963	2,527	2,253	1,894	1,816	2,968	13,567	8,490
Credit Reserve Build / (Release)	582	114	133	6	(27)	(271)	(317)	(751)	(1,275)	(1,230)	(871)	(827)	835	(1,366)	(4,203)
Provision Unfunded Lending Commitments	32	83	—	5	(1)	(20)	(5)	1	9	—	58	36	120	(25)	103
Provision for Benefits & Claims	25	31	25	19	17	14	12	14	17	14	18	13	100	57	62
Provision for Credit Losses and for Benefits and Claims	1,547	912	846	718	3,678	3,220	3,108	2,227	1,278	1,037	1,099	1,038	4,023	12,233	4,452
Income from Continuing Operations before Taxes	3,870	(109)	269	(145)	2,124	1,346	1,255	399	2,240	2,212	2,745	722	3,885	5,124	7,919
Income Taxes	1,102	(60)	(167)	(425)	641	290	210	24	733	625	856	151	450	1,165	2,365
Income from Continuing Operations	2,768	(49)	436	280	1,483	1,056	1,045	375	1,507	1,587	1,889	571	3,435	3,959	5,554
Net Income (loss) Attributable to Minority Interests	(5)	(6)	16	24	5	1	14	33	(8)	(7)	(17)	3	29	53	(29)
Net Income	$2,773	$(43)	$420	$256	$1,478	$1,055	$1,031	$342	$1,515	$1,594	$1,906	$568	$3,406	$3,906	$5,583
Average Assets (in billions of dollars)	$481	$459	$491	$477	$591	$596	$562	$570	$588	$592	$586	$584	$477	$579	$588
Return on Assets	2.34%	(0.04)%	0.34%	0.21%	1.01%	0.71%	0.73%	0.24%	1.04%	1.08%	1.29%	0.39%	0.71%	0.68%	0.95%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,331	$1,233	$1,278	$1,322	$1,374	$1,349	$1,188	$1,251	$1,282	$1,392	$5,236	$5,323	$5,113
Citi-Branded Cards	1,264	864	743	700	2,576	2,428	2,426	2,265	2,204	2,173	2,192	2,161	3,571	9,695	8,730
Citi Retail Services	961	257	1,031	1,198	1,804	1,716	1,658	1,551	1,551	1,525	1,626	1,614	3,447	6,729	6,316
Regional Consumer Banking	3,521	2,497	3,105	3,131	5,658	5,466	5,458	5,165	4,943	4,949	5,100	5,167	12,254	21,747	20,159
Securities and Banking	5,017	1,722	1,302	794	3,553	2,628	2,203	1,009	2,328	2,125	2,445	660	8,835	9,393	7,558
Transaction Services	589	656	644	637	640	635	621	589	610	609	620	605	2,526	2,485	2,444
Total GAAP Revenues	9,127	4,875	5,051	4,562	9,851	8,729	8,282	6,763	7,881	7,683	8,165	6,432	23,615	33,625	30,161
Net Impact of Credit Card Securitization Activity (1)	2,452	3,126	2,752	2,477	—	—	—	—	—	—	—	—	10,807	—	—
Total Managed Revenues	$11,579	$8,001	$7,803	$7,039	$9,851	$8,729	$8,282	$6,763	$7,881	$7,683	$8,165	$6,432	$34,422	$33,625	$30,161

GAAP Net Credit Losses	$908	$684	$688	$688	$3,689	$3,497	$3,418	$2,963	$2,527	$2,253	$1,894	$1,816	$2,968	$13,567	$8,490
Impact of Credit Card Securitization Activity (1)	2,548	3,115	3,013	2,845	—	—	—	—	—	—	—	—	11,521	—	—
Total Managed Net Credit Losses	$3,456	$3,799	$3,701	$3,533	$3,689	$3,497	$3,418	$2,963	$2,527	$2,253	$1,894	$1,816	$14,489	$13,567	$8,490

Income (loss) from Continuing Operations by Business
Retail Banking	$214	$219	$172	$105	$160	$199	$200	$185	$85	$96	$118	$164	$710	$744	$463
Citi-Branded Cards	155	(51)	61	(55)	(129)	(131)	(5)	241	477	596	577	501	110	(24)	2,151
Citi Retail Services	(213)	(347)	60	182	(144)	20	302	76	375	419	408	279	(318)	254	1,481
Regional Consumer Banking	156	(179)	293	232	(113)	88	497	502	937	1,111	1,103	944	502	974	4,095
Securities and Banking	2,486	(43)	(1)	(88)	1,445	820	432	(202)	464	347	674	(441)	2,354	2,495	1,044
Transaction Services	126	173	144	136	151	148	116	75	106	129	112	68	579	490	415
Total	$2,768	$(49)	$436	$280	$1,483	$1,056	$1,045	$375	$1,507	$1,587	$1,889	$571	$3,435	$3,959	$5,554

(1)     Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. 2009 disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$1,514	$1,446	$1,448	$1,339	$1,174	$1,203	$1,217	$1,220	$1,183	$1,087	$1,180	$1,174	$5,747	$4,814	$4,624
Non-Interest Revenue	3,938	2,391	2,040	968	2,597	1,792	1,710	851	2,136	1,863	2,391	1,251	9,337	6,950	7,641
Total Revenues, Net of Interest Expense	5,452	3,837	3,488	2,307	3,771	2,995	2,927	2,071	3,319	2,950	3,571	2,425	15,084	11,764	12,265
Total Operating Expenses	1,525	1,608	1,886	1,784	1,804	2,070	1,832	1,860	1,909	2,029	1,990	2,033	6,803	7,566	7,961
Net Credit Losses	150	251	346	328	117	94	82	124	92	72	86	112	1,075	417	362
Credit Reserve Build / (Release)	107	655	87	(50)	(174)	(165)	(150)	(45)	(274)	(105)	(30)	(164)	799	(534)	(573)
Provision Unfunded Lending Commitments	—	—	—	19	(6)	(5)	6	(1)	(5)	(5)	(4)	12	19	(6)	(2)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	257	906	433	297	(63)	(76)	(62)	78	(187)	(38)	52	(40)	1,893	(123)	(213)
Income from Continuing Operations before Taxes	3,670	1,323	1,169	226	2,030	1,001	1,157	133	1,597	959	1,529	432	6,388	4,321	4,517
Income Taxes	1,208	341	334	24	682	279	332	(101)	501	299	499	(7)	1,902	1,195	1,292
Income from Continuing Operations	2,462	982	835	207	1,348	722	822	234	1,096	660	1,030	439	4,486	3,126	3,225
Net Income Attributable to Minority Interests	1	8	8	20	20	17	17	17	21	17	22	22	37	71	82
Net Income	$2,461	$974	$827	$187	$1,328	$705	$805	$217	$1,075	$643	$1,008	$417	$4,449	$3,055	$3,143
Average Assets (in billions of dollars)	$227	$241	$223	$242	$241	$240	$258	$269	$263	$297	$311	$300	$233	$252	$293
Return on Assets	4.40%	1.62%	1.47%	0.31%	2.23%	1.18%	1.24%	0.32%	1.66%	0.87%	1.29%	0.55%	1.91%	1.22%	1.07%

Revenue by Business
Retail Banking	$229	$257	$261	$226	$238	$213	$194	$233	$242	$234	$215	$199	$973	$878	$890
Citi-Branded Cards	155	160	178	173	183	171	163	164	179	176	164	149	666	681	668
Regional Consumer Banking	384	417	439	399	421	384	357	397	421	410	379	348	$1,639	$1,559	$1,558
Securities and Banking	4,224	2,560	2,204	1,068	2,517	1,763	1,735	834	2,061	1,642	2,299	1,219	10,056	6,849	7,221
Transaction Services	844	860	845	840	833	848	835	840	837	898	893	858	3,389	3,356	3,486
Total	$5,452	$3,837	$3,488	$2,307	$3,771	$2,995	$2,927	$2,071	$3,319	$2,950	$3,571	$2,425	$15,084	$11,764	$12,265

Income (loss) from Continuing Operations by Business
Retail Banking	$(34)	$(71)	$(18)	$(46)	$(9)	$2	$(27)	$(25)	$13	$(11)	$(21)	$(18)	$(169)	$(59)	$(37)
Citi-Branded Cards	7	(35)	(1)	(7)	35	45	44	32	44	44	30	14	(36)	156	132
Regional Consumer Banking	(27)	(106)	(19)	(53)	26	47	17	7	57	33	9	(4)	$(205)	$97	$95
Securities and Banking	2,162	736	543	(43)	1,023	356	500	(68)	764	341	735	160	3,398	1,811	2,000
Transaction Services	327	352	311	303	299	319	305	295	275	286	286	283	1,293	1,218	1,130
Total	$2,462	$982	$835	$207	$1,348	$722	$822	$234	$1,096	$660	$1,030	$439	$4,486	$3,126	$3,225

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$1,871	$2,069	$2,133	$2,118	$2,189	$2,176	$2,248	$2,395	$2,357	$2,478	$2,412	$2,360	$8,191	$9,008	$9,607
Non-Interest Revenue	1,196	1,270	879	1,175	839	857	1,007	1,040	942	1,051	970	982	4,520	3,743	3,945
Total Revenues, Net of Interest Expense	3,067	3,339	3,012	3,293	3,028	3,033	3,255	3,435	3,299	3,529	3,382	3,342	12,711	12,751	13,552
Total Operating Expenses	1,306	1,441	1,492	1,675	1,530	1,673	1,694	1,825	1,800	1,934	1,934	1,879	5,914	6,722	7,547
Net Credit Losses	468	611	651	631	511	471	452	462	411	423	413	458	2,361	1,896	1,705
Credit Reserve Build / (Release)	273	196	210	(20)	(153)	(256)	(353)	(156)	(239)	(13)	31	58	659	(918)	(163)
Provision Unfunded Lending Commitments	—	—	—	(2)	—	—	—	—	—	—	(9)	—	(2)	—	(9)
Provision for Benefits & Claims	29	27	29	29	36	22	32	37	38	22	38	32	114	127	130
Provision for Credit Losses and for Benefits and Claims	770	834	890	638	394	237	131	343	210	432	473	548	3,132	1,105	1,663
Income from Continuing Operations before Taxes	991	1,064	630	980	1,104	1,123	1,430	1,267	1,289	1,163	975	915	3,665	4,924	4,342
Income Taxes	222	282	197	346	320	296	449	315	371	311	261	208	1,047	1,380	1,151
Income from Continuing Operations	769	782	433	634	784	827	981	952	918	852	714	707	2,618	3,544	3,191
Net Income (loss) Attributable to Minority Interests	—	—	—	(1)	(5)	1	(2)	—	(3)	1	—	1	(1)	(6)	(1)
Net Income	$769	$782	$433	$635	$789	$826	$983	$952	$921	$851	$714	$706	$2,619	$3,550	$3,192
Average Assets (in billions of dollars)	$127	$140	$141	$144	$146	$149	$151	$160	$171	$177	$169	$162	$138	152	$170
Return on Assets	2.46%	2.24%	1.22%	1.75%	2.19%	2.22%	2.58%	2.36%	2.18%	1.93%	1.68%	1.73%	1.90%	2.34%	1.87%

Revenue by Business
Retail Banking	$1,014	$1,100	$1,101	$1,168	$1,183	$1,222	$1,285	$1,326	$1,333	$1,398	$1,394	$1,343	$4,383	$5,016	$5,468
Citi-Branded Cards	898	838	857	889	880	881	933	957	961	1,010	1,023	1,007	3,482	3,651	4,001
Regional Consumer Banking	1,912	1,938	1,958	2,057	2,063	2,103	2,218	2,283	2,294	2,408	2,417	2,350	$7,865	$8,667	$9,469
Securities and Banking	805	1,054	710	874	613	563	644	734	588	682	521	579	3,443	2,554	2,370
Transaction Services	350	347	344	362	352	367	393	418	417	439	444	413	1,403	1,530	1,713
Total	$3,067	$3,339	$3,012	$3,293	$3,028	$3,033	$3,255	$3,435	$3,299	$3,529	$3,382	$3,342	$12,711	$12,751	$13,552

Income from Continuing Operations by Business
Retail Banking	$198	$168	$129	$147	$226	$247	$247	$207	$295	$236	$169	$202	$642	$927	$902
Citi-Branded Cards	(10)	(71)	(74)	(49)	135	218	283	225	178	160	170	168	(204)	861	676
Regional Consumer Banking	188	97	55	98	361	465	530	432	473	396	339	370	$438	$1,788	$1,578
Securities and Banking	419	533	227	387	267	205	277	344	273	296	207	198	1,566	1,093	974
Transaction Services	162	152	151	149	156	157	174	176	172	160	168	139	614	663	639
Total	$769	$782	$433	$634	$784	$827	$981	$952	$918	$852	$714	$707	$2,618	$3,544	$3,191

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$2,002	$2,092	$2,083	$1,986	$1,953	$1,996	$1,990	$2,078	$2,081	$2,284	$2,310	$2,266	$8,163	$8,017	$8,941
Non-Interest Revenue	2,324	1,582	949	1,054	1,796	1,519	1,562	1,542	1,558	1,506	1,976	1,238	5,909	6,419	6,278
Total Revenues, Net of Interest Expense	4,326	3,674	3,032	3,040	3,749	3,515	3,552	3,620	3,639	3,790	4,286	3,504	14,072	14,436	15,219
Total Operating Expenses	1,594	1,620	1,804	1,944	1,825	1,860	2,071	2,201	2,164	2,272	2,182	2,260	6,962	7,957	8,878
Net Credit Losses	146	361	374	306	284	256	246	235	220	234	239	209	1,187	1,021	902
Credit Reserve Build / (Release)	328	142	93	32	(8)	(146)	(139)	(62)	(23)	(43)	(62)	82	595	(355)	(46)
Provision for Unfunded Lending Commitments	—	—	—	1	—	(1)	—	—	—	—	—	—	1	(1)	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	474	503	467	339	276	109	107	173	197	191	177	291	1,783	665	856
Income from Continuing Operations before Taxes	2,258	1,551	761	757	1,648	1,546	1,374	1,246	1,278	1,327	1,927	953	5,327	5,814	5,485
Income Taxes	679	388	(77)	(145)	296	389	382	234	332	349	523	317	845	1,301	1,521
Income from Continuing Operations	1,579	1,163	838	902	1,352	1,157	992	1,012	946	978	1,404	636	4,482	4,513	3,964
Net Income Attributable to Minority Interests	1	1	1	—	1	1	1	1	1	1	1	1	3	4	4
Net Income	$1,578	$1,162	$837	$902	$1,351	$1,156	$991	$1,011	$945	$977	$1,403	$635	$4,479	$4,509	$3,960

Average Assets (in billions of dollars)	$252	$261	$268	$292	$302	$308	$323	$339	$344	$356	$357	$344	$268	318	$350
Return on Assets	2.54%	1.79%	1.24%	1.23%	1.81%	1.51%	1.22%	1.18%	1.11%	1.10%	1.56%	0.73%	1.67%	1.42%	1.13%

Revenue by Business
Retail Banking	$1,007	$1,066	$1,079	$1,136	$1,127	$1,164	$1,161	$1,205	$1,171	$1,260	$1,282	$1,214	$4,288	$4,657	$4,927
Citi-Branded Cards	555	604	632	667	669	676	673	721	725	766	785	806	2,458	2,739	3,082
Regional Consumer Banking	1,562	1,670	1,711	1,803	1,796	1,840	1,834	1,926	1,896	2,026	2,067	2,020	$6,746	$7,396	$8,009
Securities and Banking	2,163	1,375	685	590	1,330	1,010	1,020	966	1,045	1,033	1,460	736	4,813	4,326	4,274
Transaction Services	601	629	636	647	623	665	698	728	698	731	759	748	2,513	2,714	2,936
Total	$4,326	$3,674	$3,032	$3,040	$3,749	$3,515	$3,552	$3,620	$3,639	$3,790	$4,286	$3,504	$14,072	$14,436	$15,219

Income from Continuing Operations by Business
Retail Banking	$205	$259	$354	$332	$407	$370	$328	$335	$286	$310	$362	$237	$1,150	$1,440	$1,195
Citi-Branded Cards	30	8	70	119	152	185	164	169	167	169	200	173	227	670	709
Regional Consumer Banking	235	267	424	451	559	555	492	504	453	479	562	410	$1,377	$2,110	$1,904
Securities and Banking	1,060	599	76	119	474	306	182	190	210	210	526	(51)	1,854	1,152	895
Transaction Services	284	297	338	332	319	296	318	318	283	289	316	277	1,251	1,251	1,165
Total	$1,579	$1,163	$838	$902	$1,352	$1,157	$992	$1,012	$946	$978	$1,404	$636	$4,482	$4,513	$3,964

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011
Revenues
Net interest revenue	$4,524	$3,700	$3,131	$2,624	$2,617	$2,262	$1,865	$1,341	$1,032	$1,035	$773	$843	13,979	$8,085	$3,683
Non-interest revenue	(2,475)	11,285	2,005	565	2,056	873	261	996	617	1,372	354	245	11,380	4,186	2,588
Total revenues, net of interest expense	2,049	14,985	5,136	3,189	4,673	3,135	2,126	2,337	1,649	2,407	1,127	1,088	25,359	12,271	6,271

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	5,607	6,448	5,908	5,184	3,784	3,645	3,460	3,069	3,018	2,165	1,881	1,512	23,147	13,958	8,576
Credit Reserve Build / (Release)	1,344	2,769	281	738	340	(601)	(1,034)	(1,199)	(1,558)	(575)	(532)	(612)	5,132	(2,494)	(3,277)
Provision for loan losses	6,951	9,217	6,189	5,922	4,124	3,044	2,426	1,870	1,460	1,590	1,349	900	28,279	11,464	5,299
Provision for Benefits & Claims	277	251	270	246	234	176	184	187	204	183	204	188	1,044	781	779
Provision for unfunded lending commitments	28	52	—	26	(26)	(45)	26	(37)	21	(8)	(3)	(51)	106	(82)	(41)
Total provisions for credit losses and for benefits and claims	7,256	9,520	6,459	6,194	4,332	3,175	2,636	2,020	1,685	1,765	1,550	1,037	29,429	12,163	6,037

Total operating expenses	3,636	3,084	2,430	2,507	1,976	1,886	1,683	1,811	1,443	1,654	1,512	1,855	11,657	7,356	6,464

Income (Loss) from Continuing Operations before Income Taxes	(8,843)	2,381	(3,753)	(5,512)	(1,635)	(1,926)	(2,193)	(1,494)	(1,479)	(1,012)	(1,935)	(1,804)	(15,727)	(7,248)	(6,230)
Provision (benefits) for income taxes	(3,491)	937	(1,601)	(2,691)	(873)	(673)	(794)	(475)	(522)	(401)	(714)	(490)	(6,846)	(2,815)	(2,127)

Income (Loss) from Continuing Operations	5,352	1,444	(2,152)	(2,821)	(762)	(1,253)	(1,399)	(1,019)	(957)	(611)	(1,221)	(1,314)	(8,881)	(4,433)	(4,103)
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(11)	(37)	49	28	11	8	80	108	61	50	7	1	29	207	119
Citi Holding’s Net Income (Loss)	$(5,341)	$1,481	$(2,201)	$(2,849)	$(773)	$(1,261)	$(1,479)	$(1,127)	$(1,018)	$(661)	$(1,228)	$(1,315)	$(8,910)	$(4,640)	$(4,222)

Balance Sheet Data (in billions):

Total EOP Assets	$573	$554	$527	$458	$458	$420	$377	$313	$295	$265	$247	$225	$458	$313	$225

Total EOP Deposits	$82	$81	$84	$83	$80	$77	$78	$76	$74	$70	$68	$62	$83	$76	$62

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$364	$162	$(82)	$(54)	$(65)	$(71)	$(87)	$(54)	$(46)	$(44)	$(42)	$(48)	$390	$(277)	$(180)
Non-Interest Revenue	1,243	12,058	607	325	405	212	79	190	183	91	97	91	14,233	886	462
Total Revenues, Net of Interest Expense	1,607	12,220	525	271	340	141	(8)	136	137	47	55	43	14,623	609	282
Total Operating Expenses	1,526	1,082	341	327	273	267	231	216	174	230	145	180	3,276	987	729
Net Credit Losses	—	—	1	—	11	1	2	3	1	—	3	—	1	17	4
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	(3)	(4)	(4)	(1)	(2)	—	—	36	(18)	(3)
Provision for Benefits & Claims	11	8	8	13	9	9	9	11	8	9	11	20	40	38	48
Provision for Unfunded Lending Commitments	—	—	—	(5)	—	(6)	—	—	—	1	(1)	(1)	(5)	(6)	(1)
Provision for Loan Losses and for Benefits and Claims	54	11	(2)	9	13	1	7	10	8	8	13	19	72	31	48
Income (loss) from Continuing Operations before Taxes	27	11,127	186	(65)	54	(127)	(246)	(90)	(45)	(191)	(103)	(156)	11,275	(409)	(495)
Income Taxes (benefits)	11	4,377	117	(80)	(22)	(33)	(93)	(35)	(35)	(91)	(20)	(63)	4,425	(183)	(209)
Income (loss) from Continuing Operations	16	6,750	69	15	76	(94)	(153)	(55)	(10)	(100)	(83)	(93)	6,850	(226)	(286)
Net Income (loss) Attributable to Minority Interests	(17)	6	16	7	(5)	7	6	3	2	1	7	(1)	12	11	9
Net Income (Loss)	$33	$6,744	$53	$8	$81	$(101)	$(159)	$(58)	$(12)	$(101)	$(90)	$(92)	$6,838	$(237)	$(295)
EOP Assets (in billions of dollars)	$47	$51	$54	$30	$31	$30	$28	$27	$27	$27	$26	$27	$30	27	$27

EOP Deposits (in billions of dollars)	$59	$56	$60	$60	$59	$57	$57	$58	$58	$55	$54	$55	$60	$58	$55

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$3,171	$2,723	$2,671	$2,270	$2,262	$1,979	$1,729	$1,173	$1,019	$1,214	$1,050	$985	$10,835	$7,143	$4,268
Non-Interest Revenue	1,805	418	577	361	531	443	91	602	500	131	249	294	3,161	1,667	1,174
Total Revenues, Net of Interest Expense	4,976	3,141	3,248	2,631	2,793	2,422	1,820	1,775	1,519	1,345	1,299	1,279	13,996	8,810	5,442
Total Operating Expenses	1,870	1,793	1,855	1,952	1,568	1,490	1,331	1,409	1,187	1,329	1,306	1,620	7,470	5,798	5,442
Net Credit Losses	4,097	4,811	4,586	4,253	3,481	3,182	2,769	2,496	2,347	1,946	1,676	1,535	17,747	11,928	7,504
Credit Reserve Build / (Release)	1,269	2,908	577	872	386	(222)	(420)	(509)	(556)	(182)	(255)	(426)	5,626	(765)	(1,419)
Provision for Benefits & Claims	266	243	262	233	225	167	175	176	196	174	193	168	1,004	743	731
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	5,632	7,962	5,425	5,358	4,092	3,127	2,524	2,163	1,987	1,938	1,614	1,277	24,377	11,906	6,816
Income (loss) from Continuing Operations before Taxes	(2,526)	(6,614)	(4,032)	(4,679)	(2,867)	(2,195)	(2,035)	(1,797)	(1,655)	(1,922)	(1,621)	(1,618)	(17,851)	(8,894)	(6,816)
Income Taxes (benefits)	(1,122)	(2,566)	(1,767)	(2,090)	(1,151)	(920)	(872)	(586)	(646)	(733)	(610)	(414)	(7,545)	(3,529)	(2,403)
Income (loss) from Continuing Operations	(1,404)	(4,048)	(2,265)	(2,589)	(1,716)	(1,275)	(1,163)	(1,211)	(1,009)	(1,189)	(1,011)	(1,204)	(10,306)	(5,365)	(4,413)
Net Income (loss) Attributable to Minority Interests	6	5	13	9	—	7	—	1	—	—	—	2	33	8	2
Net Income (Loss)	$(1,410)	$(4,053)	$(2,278)	$(2,598)	$(1,716)	$(1,282)	$(1,163)	$(1,212)	$(1,009)	$(1,189)	$(1,011)	$(1,206)	$(10,339)	$(5,373)	$(4,415)
Average Assets (in billions of dollars)	$339	$331	$318	$303	$309	$290	$274	$247	$203	$191	$184	$166	$323	$280	$186
EOP Assets (in billions of dollars)	$333	$323	$310	$292	$301	$278	$254	$206	$195	$185	$176	$157	$292	$206	$157

Net Credit Losses as a % of Average Loans	5.49%	6.58%	6.45%	6.28%	5.20%	4.94%	5.33%	5.25%	5.43%	4.72%	4.29%	4.33%

Revenue by Business
International	$1,999	$665	$826	$410	$318	$434	$490	$213	$90	$372	$199	$251	$3,900	$1,455	$912
North America	2,977	2,476	2,422	2,221	2,475	1,988	1,330	1,562	1,429	973	1,100	1,028	10,096	7,355	4,530
Total Revenues	$4,976	$3,141	$3,248	$2,631	$2,793	$2,422	$1,820	$1,775	$1,519	$1,345	$1,299	$1,279	$13,996	$8,810	$5,442

Net Credit Losses by Business
International	$818	$961	$956	$783	$612	$495	$444	$376	$341	$286	$237	$193	$3,518	$1,927	$1,057
North America	3,279	3,850	3,630	3,470	2,869	2,687	2,325	2,120	2,006	1,660	1,439	1,342	14,229	10,001	6,447
Total Net Credit Losses	$4,097	$4,811	$4,586	$4,253	$3,481	$3,182	$2,769	$2,496	$2,347	$1,946	$1,676	$1,535	$17,747	$11,928	$7,504

Income (Loss) from Continuing Operations by Business
International	$402	$(806)	$(620)	$(426)	$(558)	$(183)	$(114)	$(284)	$(340)	$(139)	$(159)	$(235)	$(1,450)	$(1,139)	$(873)
North America	(1,806)	(3,242)	(1,645)	(2,163)	(1,158)	(1,092)	(1,049)	(927)	(669)	(1,050)	(852)	(969)	(8,856)	(4,226)	(3,540)
Total Income (Loss) from Continuing Operations	$(1,404)	$(4,048)	$(2,265)	$(2,589)	$(1,716)	$(1,275)	$(1,163)	$(1,211)	$(1,009)	$(1,189)	$(1,011)	$(1,204)	$(10,306)	$(5,365)	$(4,413)

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 - Page 2 (In millions of dollars, except branches)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

International Key Indicators

Branches	793	738	600	534	534	532	532	501	498	498	408	395
Average Loans (in billions) (1)	$39.3	$39.7	$38.8	$35.6	$30.0	$26.1	$25.0	$23.6	$18.9	$17.9	$15.9	$14.4
EOP Loans (1):
Real Estate Lending	$9.1	$9.8	$9.5	$9.2	$7.5	$7.0	$7.0	$6.6	$6.5	$5.5	$5.3	$5.0
Cards	10.9	11.5	9.6	8.3	6.8	6.2	6.5	6.2	3.5	3.6	3.3	2.7
Commercial Markets	1.1	1.3	1.3	1.2	1.2	1.2	1.2	1.2	1.1	1.0	0.7	0.5
Personal and Other	16.4	16.9	16.2	13.7	12.2	10.2	10.0	7.9	7.0	6.4	5.5	2.6
EOP Loans (in billions of dollars)	$37.5	$39.5	$36.6	$32.4	$27.7	$24.6	$24.7	$21.9	$18.1	$16.5	$14.8	$10.8
Net Interest Revenue	$811	$670	$773	$513	$464	$391	$395	$134	$4	$276	$174	$248
As a % of Average Loans	8.37%	6.77%	7.90%	5.72%	6.27%	6.01%	6.27%	2.25%	0.09%	6.18%	4.34%	6.83%
Net Credit Losses	$818	$961	$956	$783	$612	$495	$444	$376	$341	$286	$237	$193
As a % of Average Loans	8.44%	9.71%	9.78%	8.73%	8.27%	7.61%	7.05%	6.32%	7.32%	6.41%	5.91%	5.32%
Loans 90+ Days Past Due	$1,380	$1,550	$1,464	$1,361	$952	$724	$713	$657	$572	$530	$480	$422
As a % of EOP Loans	3.68%	3.92%	4.00%	4.20%	3.44%	2.94%	2.89%	3.00%	3.16%	3.21%	3.24%	3.91%
Loans 30-89 Days Past Due	$1,963	$1,843	$1,733	$1,482	$1,060	$938	$978	$848	$814	$726	$677	$499
As a % of EOP Loans	5.23%	4.67%	4.73%	4.57%	3.83%	3.81%	3.96%	3.87%	4.50%	4.40%	4.57%	4.62%

North America Key Indicators (1)

Branches	2,341	2,332	2,300	2,261	2,250	2,218	1,841	1,837	1,835	1,816	1,794	1,729
Average Loans (in billions of dollars)	$263.2	$253.7	$243.1	$233.1	$241.7	$232.3	$181.2	$165.1	$156.5	$147.6	$139.0	$129.4
EOP Loans (in billions of dollars)	$258.7	$248.5	$237.7	$227.4	$237.1	$218.8	$171.1	$159.6	$150.3	$141.8	$132.6	$123.9
Net Interest Revenue	$2,360	$2,053	$1,898	$1,757	$1,798	$1,588	$1,334	$1,039	$1,015	$938	$876	$737
As a % of Avg. Loans	3.64%	3.25%	3.10%	2.99%	3.02%	2.74%	2.92%	2.50%	2.63%	2.55%	2.50%	2.26%
Net Credit Losses	$3,279	$3,850	$3,630	$3,470	$2,869	$2,687	$2,325	$2,120	$2,006	$1,660	$1,439	$1,342
As a % of Average Loans	5.05%	6.09%	5.92%	5.91%	4.81%	4.64%	5.09%	5.09%	5.20%	4.51%	4.11%	4.11%
Loans 90+ Days Past Due (2) (3)	$11,549	$12,006	$14,323	$14,670	$13,962	$12,090	$9,652	$8,207	$6,847	$5,628	$5,443	$5,585
As a % of EOP Loans	4.59%	5.01%	6.24%	6.73%	6.20%	5.85%	6.06%	5.49%	4.87%	4.26%	4.42%	4.87%
Loans 30-89 Days Past Due (2) (3)	$9,526	$9,957	$10,407	$10,152	$9,281	$8,537	$7,756	$7,087	$5,469	$5,335	$5,322	$4,649
As a % of EOP Loans	3.79%	4.15%	4.54%	4.66%	4.12%	4.13%	4.87%	4.74%	3.89%	4.04%	4.32%	4.05%

(1) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2) Average Yield is gross interest revenue earned divided by average loans.

(3) Net Interest Revenue includes certain fees that are recorded as interest revenue.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

KEY INDICATORS:

Residential Real Estate Lending

Residential First	$112.3	$107.8	$103.1	$99.1	$97.9	$94.5	$88.0	$82.9	$78.9	$75.2	$71.9	$68.8
Home Equity	62.0	60.0	57.5	55.3	53.1	51.1	49.4	46.8	45.3	43.4	42.1	40.8
Average Loans (in billions of dollars)	$174.3	$167.8	$160.6	$154.4	$151.0	$145.6	$137.4	$129.7	$124.2	$118.6	$114.0	$109.6

Residential First	$110.4	$105.4	$101.2	$97.5	$96.1	$90.0	$85.0	$80.1	$76.0	$73.2	$69.6	$67.5
Home Equity	61.0	58.5	56.1	53.6	52.0	50.1	47.9	45.9	44.4	42.8	41.3	40.0
EOP Loans (in billions of dollars)	$171.4	$163.9	$157.3	$151.1	$148.1	$140.1	$132.9	$126.0	$120.4	$116.0	$110.9	$107.5

Third Party Mortgage Serv Portfolio (EOP, in billions)	$435.0	$404.4	$385.0	$364.6	$341.4	$327.6	$307.7	$259.9	$244.4	$234.8	$207.2	$195.1
Net Servicing & Gain/(Loss) on Sale	$(12.3)	$(183.8)	$(122.3)	$(150.1)	$69.5	$180.7	$80.8	$172.2	$53.4	$(20.3)	$86.4	$118.1
Net Interest Revenue on Loans	$778	$583	$529	$516	$569	$456	$436	$407	$435	$371	$310	$255
As a % of Avg. Loans	1.81%	1.39%	1.31%	1.33%	1.53%	1.26%	1.26%	1.24%	1.42%	1.25%	1.08%	0.92%

Residential First	$907	$1,188	$1,014	$989	$752	$691	$588	$499	$554	$461	$437	$412
Home Equity	1,063	1,282	1,240	1,103	951	857	795	771	713	627	542	533
Net Credit Losses	$1,970	$2,470	$2,254	$2,092	$1,703	$1,548	$1,383	$1,270	$1,267	$1,088	$979	$945
As a % of Avg. Loans	4.58%	5.90%	5.57%	5.38%	4.57%	4.26%	3.99%	3.88%	4.14%	3.68%	3.41%	3.42%

Residential First	$7,646	$8,053	$10,404	$10,805	$9,555	$7,943	$6,900	$5,560	$4,531	$3,931	$3,822	$4,082
Home Equity	1,850	1,836	1,688	1,615	1,392	1,367	1,342	1,311	1,180	1,036	1,014	1,009
Loans 90+ Days Past Due (1) (2)	$9,496	$9,889	$12,092	$12,420	$10,947	$9,310	$8,242	$6,871	$5,711	$4,967	$4,836	$5,091
As a % of EOP Loans	5.78%	6.37%	8.12%	8.76%	8.04%	7.27%	6.81%	5.93%	5.16%	4.67%	4.76%	5.18%

Residential First	$5,872	$6,253	$6,504	$6,008	$4,905	$4,538	$4,524	$4,186	$3,298	$3,447	$3,494	$3,392
Home Equity	1,410	1,355	1,363	1,495	1,411	1,234	1,247	1,190	968	897	907	861
Loans 30-89 Days Past Due (1) (2)	$7,282	$7,608	$7,867	$7,503	$6,316	$5,772	$5,771	$5,376	$4,266	$4,344	$4,401	$4,253
As a % of EOP Loans	4.43%	4.90%	5.28%	5.29%	4.64%	4.51%	4.77%	4.64%	3.86%	4.09%	4.34%	4.33%

Personal Loans
Average Loans (in billions of dollars)	$17.3	$16.6	$16.1	$15.3	$14.4	$13.5	$12.9	$12.6	$12.1	$11.6	$11.3	$11.0
EOP Loans (in billions of dollars)	$16.8	$16.3	$15.8	$14.9	$14.0	$13.2	$12.8	$12.4	$11.7	$11.5	$11.1	$10.9
Net Interest Revenue on Loans	$703	$658	$654	$619	$603	$555	$538	$536	$509	$519	$522	$517
As a % of Avg. Loans	16.48%	15.90%	16.12%	16.05%	16.98%	16.49%	16.55%	16.88%	17.06%	17.95%	18.33%	18.65%
Net Credit Losses	$502	$534	$481	$484	$379	$425	$360	$348	$383	$314	$246	$236
As a % of Avg. Loans	11.77%	12.90%	11.85%	12.55%	10.67%	12.63%	11.07%	10.96%	12.84%	10.86%	8.64%	8.51%
Loans 90+ Days Past Due	$609	$552	$570	$493	$512	$428	$476	$536	$441	$350	$352	$355
As a % of EOP Loans	3.63%	3.39%	3.61%	3.31%	3.66%	3.24%	3.72%	4.32%	3.77%	3.04%	3.17%	3.26%
Loans 30-89 Days Past Due	$410	$422	$425	$386	$325	$342	$403	$334	$242	$251	$247	$239
As a % of EOP Loans	2.44%	2.59%	2.69%	2.59%	2.32%	2.59%	3.15%	2.69%	2.07%	2.18%	2.23%	2.19%

(1)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $5.2 billion ($9.0 billion), $5.0 billion ($9.4 billion), $5.0 billion ($9.5 billion), $5.2 billion ($8.4 billion), $4.9 billion ($8.3 billion), $4.6 billion ($8.3 billion), $4.5 billion ($8.1 billion) and $4.4 billion ($7.9 billion) as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $1.2 billion ($9.0 billion), $1.6 billion ($9.4 billion), $1.7 billion ($9.5 billion) $1.6 billion ($8.4 billion), $1.4 billion ($8.3 billion), $1.6 billion ($8.3 billion) , $1.6 billion ($8.1 billion) and $1.5 billion ($7.9 billion) as of March 31, 2010, June 30, 2010, September 30,2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

(2)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion, $1.4 billion, $1.3 billion and $1.3 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

												Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$989	$815	$542	$408	$420	$354	$223	$222	$59	$(135)	$(235)	$(94)	$2,754	$1,219	$(405)
Non-Interest Revenue	(5,523)	(1,191)	821	(121)	1,120	218	91	204	(66)	1,150	8	(140)	(6,014)	1,633	952
Total Revenues, Net of Interest Expense	(4,534)	(376)	1,363	287	1,540	572	314	426	(7)	1,015	(227)	(234)	(3,260)	2,852	547
Total Operating Expenses	240	209	234	228	135	129	121	186	82	95	61	55	911	571	293
Net Credit Losses	1,510	1,637	1,321	931	292	462	689	570	670	219	202	(23)	5,399	2,013	1,068
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	(376)	(610)	(686)	(1,001)	(391)	(277)	(186)	(530)	(1,711)	(1,855)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	28	52	—	31	(26)	(39)	26	(37)	21	(9)	(2)	(50)	111	(76)	(40)
Provision for Loan Losses and for Benefits and Claims	1,570	1,547	1,036	827	227	47	105	(153)	(310)	(181)	(77)	(259)	4,980	226	(827)
Income from Continuing Operations before Taxes	(6,344)	(2,132)	93	(768)	1,178	396	88	393	221	1,101	(211)	(30)	(9,151)	2,055	1,081
Income Taxes	(2,380)	(874)	49	(521)	300	280	171	146	159	423	(84)	(13)	(3,726)	897	485
Income from Continuing Operations	(3,964)	(1,258)	44	(247)	878	116	(83)	247	62	678	(127)	(17)	(5,425)	1,158	596
Net Income (loss) Attributable to Minority Interests	—	(48)	20	12	16	(6)	74	104	59	49	—	—	(16)	188	108
Net Income (Loss)	$(3,964)	$(1,210)	$24	$(259)	$862	$122	$(157)	$143	$3	$629	$(127)	$(17)	$(5,409)	$970	$488

EOP Assets (in billions of dollars)	$193	$180	$163	$136	$126	$112	$95	$80	$73	$53	$45	$41	$136	80	$41

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Net Interest Revenue	$(695)	$(151)	$(504)	$(487)	$266	$276	$194	$92	$11	$(50)	$(22)	$87	$(1,837)	$828	$26
Non-Interest Revenue	1,195	(590)	1,175	(10,499)	83	388	402	53	(72)	313	322	296	(8,719)	926	859
Total Revenues, Net of Interest Expense	500	(741)	671	(10,986)	349	664	596	145	(61)	263	300	383	(10,556)	1,754	885
Total Operating Expenses	(86)	174	276	415	334	214	321	637	647	613	521	512	779	1,506	2,293
Net Credit Losses	3	—	2	(2)	(1)	(1)	1	1	1	—	1	1	3	—	3
Credit Reserve Build / (Release)	(1)	2	(2)	—	4	—	—	(2)	(1)	—	(1)	(1)	(1)	2	(3)
Provision for Benefits & Claims	1	(1)	—	—	—	1	(1)	—	1	—	(1)	1	—	—	1
Provision for Unfunded Lending Commitments	—	—	—	—	(2)	—	(1)	—	—	—	1	(1)	—	(3)	—
Provision for Loan Losses and for Benefits and Claims	3	1	—	(2)	1	—	(1)	(1)	1	—	—	—	2	(1)	1
Income from Continuing Operations before Taxes	583	(916)	395	(11,399)	14	450	276	(491)	(709)	(350)	(221)	(129)	(11,337)	249	(1,409)
Income Taxes	1,115	(981)	192	(4,457)	(30)	231	116	(310)	(230)	(216)	(147)	(88)	(4,131)	7	(681)
Income from Continuing Operations	(532)	65	203	(6,942)	44	219	160	(181)	(479)	(134)	(74)	(41)	(7,206)	242	(728)
Income (Loss) from Discontinued Operations, net of taxes	(117)	(142)	(418)	232	211	(3)	(374)	98	40	71	1	—	(445)	(68)	112
Net Income (loss) Attributable to Minority Interests	(2)	—	—	—	—	—	(51)	3	—	—	(41)	14	(2)	(48)	(27)
Net Income (Loss)	$(647)	$(77)	$(215)	$(6,710)	$255	$216	$(163)	$(86)	$(439)	$(63)	$(32)	$(55)	$(7,649)	$222	$(589)
EOP Assets (in billions of dollars)	$203	$216	$258	$231	$263	$262	$279	$271	$281	$269	$283	$284	$231	$271	$284

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)
Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
In millions of dollars	2010	2011	2011 (5)	2010	2011	2011 (5)	2010	2011	2011 (5)
Assets:
Deposits with Banks	$169,230	$167,808	$157,706	$353	$423	$408	0.83%	1.00%	1.03%
Fed Funds Sold and Resale Agreements (6)	244,532	281,033	282,946	816	948	942	1.32%	1.34%	1.32%
Trading Account Assets (7)	283,053	275,750	247,894	2,191	2,094	1,941	3.07%	3.01%	3.11%
Investments	332,933	296,854	288,699	2,592	2,037	1,950	3.09%	2.72%	2.68%
Total Loans (net of Unearned Income) (8)	646,506	644,462	645,079	12,824	12,674	12,555	7.87%	7.80%	7.72%
Other Interest-Earning Assets	49,787	50,755	47,189	180	106	140	1.43%	0.83%	1.18%
Total Average Interest-Earning Assets	$1,726,041	$1,716,662	$1,669,513	$18,956	$18,282	$17,936	4.36%	4.23%	4.26%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$725,965	$705,229	$686,913	$1,835	$1,841	$1,726	1.00%	1.04%	1.00%
Deposit Insurance and FDIC Assessment	—	—	—	290	387	358
Total Deposits	725,965	705,229	686,913	2,125	2,228	2,084	1.16%	1.25%	1.20%
Fed Funds Purchased and Repurchase Agreements (6)	205,341	218,416	223,817	686	796	731	1.33%	1.45%	1.30%
Trading Account Liabilities (7)	80,214	96,708	76,437	102	91	65	0.50%	0.37%	0.34%
Short-Term Borrowings	137,927	125,794	116,647	213	155	157	0.61%	0.49%	0.53%
Long-Term Debt (9)	370,086	329,730	318,756	3,016	2,760	2,675	3.23%	3.32%	3.33%
Total Average Interest-Bearing Liabilities	$1,519,533	$1,475,877	$1,422,570	$6,142	$6,030	$5,712	1.60%	1.62%	1.59%

Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,519,533	$1,475,877	$1,422,570	$5,852	$5,643	$5,354	1.53%	1.52%	1.49%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)	$12,814	$12,252	$12,224	2.95%		2.83%		2.90%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)	$13,104	$12,639	$12,582	3.01%		2.92%		2.99%

4Q11 Increase (Decrease) From				(5	)bps	7	bps

4Q11 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From				(2	)bps	7	bps

(1)

Net Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $124 million for the fourth quarter of 2010, $138 million for the third quarter of 2011 and $141 million for the fourth quarter of 2011.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average Rate % is calculated as annualized interest over average volumes.
(5)	Not Used
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Citicorp Deposits by Business

Global Consumer Banking
North America	$134.7	$143.2	$148.0	$146.9	$146.7	$145.0	$144.2	$145.3	$145.6	$144.4	$147.5	$149.0
EMEA	11.1	12.0	12.7	15.0	14.5	13.4	13.7	12.6	12.7	12.8	12.1	12.1
Latin America	36.0	36.8	36.5	41.2	40.4	40.8	41.5	45.8	48.5	48.4	43.2	44.3
Asia	84.1	89.1	94.1	94.5	98.3	97.1	105.4	107.4	109.7	112.7	109.3	109.7
Total	$265.9	$281.1	$291.3	$297.6	$299.9	$296.3	$304.8	$311.1	$316.5	$318.3	$312.1	$315.1

ICG
Securities and Banking	$124.7	$118.0	$120.4	$117.6	$120.6	$112.4	$115.6	$111.4	$115.0	$113.7	$104.3	$110.9
Transaction Services	276.2	309.3	322.0	324.2	314.7	315.1	342.0	340.4	355.6	359.0	362.1	373.1
Total	$400.9	$427.3	$442.4	$441.8	$435.3	$427.5	$457.6	$451.8	$470.6	$472.7	$466.4	$484.0

Total Citicorp	$666.8	$708.4	$733.7	$739.4	$735.2	$723.8	$762.4	$762.9	$787.1	$791.0	$778.5	$799.1

Citi Holdings Deposits

Brokerage and Asset Management & Special Asset Pool	$58.7	$56.3	$59.8	$60.0	$58.9	$57.1	$56.9	$57.8	$57.6	$55.2	$53.7	$54.6
Local Consumer Lending	23.3	24.3	24.0	23.4	21.4	20.2	20.9	18.4	16.3	15.2	14.3	7.0
Total Citi Holdings	$82.0	$80.6	$83.8	$83.4	$80.3	$77.3	$77.8	$76.2	$73.9	$70.4	$68.0	$61.6

Corporate/Other Deposits	$13.9	$15.7	$15.1	$13.1	$12.4	$12.9	$9.9	$5.9	$4.9	$4.9	$4.8	$5.2

Total Citigroup Deposits	$762.7	$804.7	$832.6	$835.9	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	$851.3	$865.9

Reclassified to conform to the current period’s presentation.

EOP LOANS TOTAL CITIGROUP (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Citicorp:
Global Consumer Banking

North America
Credit Cards	$132.8	$134.4	$135.5	$135.6	$121.9	$120.2	$118.7	$121.0	$111.9	$113.3	$113.0	$117.1
Retail Banking	34.1	33.6	34.0	32.2	31.5	30.2	29.4	30.7	33.0	34.5	36.5	38.9
Total	$166.9	$168.0	$169.5	$167.8	$153.4	$150.4	$148.1	$151.7	$144.9	$147.8	$149.5	$156.0

EMEA
Credit Cards	$2.5	$2.9	$3.1	$3.0	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	$2.7
Retail Banking	5.2	5.4	5.5	5.0	4.6	4.0	4.4	4.2	4.5	4.7	4.3	4.2
Total	$7.7	$8.3	$8.6	$8.0	$7.5	$6.6	$7.3	$7.0	$7.4	$7.7	$7.0	$6.9

Latin America
Credit Cards	$11.1	$11.9	$12.0	$12.3	$11.9	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	$13.7
Retail Banking	14.1	15.1	16.3	16.6	17.8	18.0	19.1	19.8	21.6	23.2	21.6	23.6
Total	$25.2	$27.0	$28.3	$28.9	$29.7	$30.0	$31.7	$33.2	$35.1	$37.4	$34.5	$37.3

Asia
Credit Cards	$15.2	$16.2	$16.7	$17.4	$17.1	$17.0	$18.3	$19.7	$19.2	$20.0	$18.9	$19.9
Retail Banking	45.8	47.2	50.4	51.5	54.9	54.9	58.9	61.4	64.5	67.1	65.5	67.3
Total	$61.0	$63.4	$67.1	$68.9	$72.0	$71.9	$77.2	$81.1	$83.7	$87.1	$84.4	$87.2

Total Consumer Loans
Credit Cards	$161.6	$165.4	$167.3	$168.3	$153.8	$151.8	$152.5	$156.9	$147.5	$150.5	$147.5	$153.4
Retail Banking	99.2	101.3	106.2	105.3	108.8	107.1	111.8	116.1	123.6	129.5	127.9	134.0
Total Consumer	$260.8	$266.7	$273.5	$273.6	$262.6	$258.9	$264.3	$273.0	$271.1	$280.0	$275.4	$287.4

Total Corporate Loans
Securities and Banking	$140.5	$126.0	$115.1	$109.3	$130.3	$127.9	$130.4	$133.1	$138.9	$146.6	$149.5	$158.9
Transaction Services	23.3	25.4	25.9	25.2	30.6	35.3	40.8	44.1	47.2	52.9	57.8	60.3
Total Corporate Loans	$163.8	$151.4	$141.0	$134.5	$160.9	$163.2	$171.2	$177.2	$186.1	$199.5	$207.3	$219.2

Total Citicorp	$424.6	$418.1	$414.5	$408.1	$423.5	$422.1	$435.5	$450.2	$457.2	$479.5	$482.7	$506.6

Citi Holdings:

Local Consumer Lending - North America
Real Estate Lending	171.4	163.9	157.3	151.1	148.1	140.1	132.9	126.0	120.4	116.0	110.9	107.5
All Other	70.5	68.3	64.6	61.4	75.0	65.5	25.4	21.2	18.2	14.3	10.6	5.5
Personal	16.8	16.3	15.8	14.9	14.0	13.2	12.8	12.4	11.7	11.5	11.1	10.9
Total	$258.7	$248.5	$237.7	$227.4	$237.1	$218.8	$171.1	$159.6	$150.3	$141.8	$132.6	$123.9

Local Consumer Lending - International
Credit Cards	$10.9	$11.5	$9.6	$8.3	$6.8	$6.2	$6.5	$6.2	$3.5	$3.6	$3.3	$2.7
Retail Banking	26.6	28.0	27.0	24.1	20.9	18.4	18.2	15.7	14.6	12.9	11.5	8.1
Total	$37.5	$39.5	$36.6	$32.4	$27.7	$24.6	$24.7	$21.9	$18.1	$16.5	$14.8	$10.8

Citi Holdings - Other (Primarily SAP)	$44.8	$46.6	$43.2	$36.5	$33.5	$26.7	$23.0	$17.1	$11.5	$9.7	$7.1	$5.9

Total Citi Holdings	$341.0	$334.6	$317.5	$296.3	$298.3	$270.1	$218.8	$198.6	$179.9	$168.0	$154.5	$140.6
Total Citigroup - Managed	$765.6	$752.7	$732.0	$704.4	$721.8	$692.2	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2

Impact of credit card securitization activity	$(108.3)	$(111.0)	$(109.8)	$(112.9)	—	—	—	—	—	—	—	—

Total Citigroup - GAAP	$657.3	$641.7	$622.2	$591.5	$721.8	$692.2	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2

Consumer Loans	$453.5	$447.1	$441.0	$423.5	$529.0	$502.9	$460.6	$455.2	$438.4	$439.9	$424.2	$423.3
Corporate Loans	203.8	194.5	181.2	168.0	192.8	189.2	193.7	193.6	198.7	207.6	213.0	223.9
Total Citigroup - GAAP	$657.3	$641.6	$622.2	$591.5	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

									Loans 90+ Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Citicorp (1) (2) (3) (4)
Total	$6,663	$6,750	$6,385	$6,529	$5,857	$5,292	$4,883	$4,453	$4,086	$3,705	$3,383	$3,374
Ratio	2.55%	2.53%	2.33%	2.39%	2.23%	2.04%	1.85%	1.63%	1.51%	1.33%	1.23%	1.18%

Retail Bank (2) (3) (4)
Total	$868	$915	$835	$797	$818	$815	$843	$761	$801	$812	$761	$737
Ratio	0.88%	0.90%	0.79%	0.76%	0.75%	0.76%	0.76%	0.66%	0.65%	0.63%	0.60%	0.56%
North America (2) (3)	$99	$97	$92	$106	$140	$190	$221	$228	$241	$211	$232	$235
Ratio	0.29%	0.29%	0.27%	0.33%	0.44%	0.63%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%
EMEA	$125	$149	$138	$123	$108	$109	$106	$84	$77	$76	$65	$59
Ratio	2.40%	2.76%	2.51%	2.46%	2.35%	2.73%	2.41%	2.00%	1.71%	1.62%	1.51%	1.40%
Latin America	$285	$314	$271	$309	$324	$308	$290	$224	$249	$259	$240	$221
Ratio	2.02%	2.08%	1.66%	1.86%	1.82%	1.71%	1.52%	1.13%	1.15%	1.12%	1.11%	0.94%
Asia	$359	$355	$334	$259	$246	$208	$226	$225	$234	$266	$224	$222
Ratio	0.78%	0.75%	0.66%	0.50%	0.45%	0.38%	0.38%	0.37%	0.36%	0.40%	0.34%	0.33%

Cards (1) (2)
Total	$5,795	$5,835	$5,550	$5,732	$5,039	$4,477	$4,040	$3,692	$3,285	$2,893	$2,622	$2,637
Ratio	3.59%	3.53%	3.32%	3.41%	3.28%	2.95%	2.65%	2.35%	2.23%	1.92%	1.78%	1.72%
North America - Citi-Branded	$2,307	$2,366	$2,190	$2,372	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016
Ratio	2.78%	2.79%	2.55%	2.78%	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%
North America - Retail Services	$2,550	$2,313	$2,334	$2,435	$1,883	$1,549	$1,450	$1,351	$1,110	$913	$902	$951
Ratio	5.13%	4.65%	4.72%	4.85%	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%
EMEA	$59	$100	$91	$85	$78	$72	$69	$58	$60	$54	$47	$44
Ratio	2.36%	3.45%	2.94%	2.83%	2.69%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%	1.63%
Latin America	$561	$706	$619	$564	$509	$481	$472	$446	$445	$462	$396	$412
Ratio	5.05%	5.93%	5.16%	4.59%	4.28%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%	3.01%
Asia	$318	$350	$316	$276	$265	$245	$242	$240	$235	$250	$214	$214
Ratio	2.09%	2.16%	1.89%	1.59%	1.55%	1.44%	1.32%	1.22%	1.22%	1.25%	1.13%	1.08%

Citi Holdings - Local Consumer Lending (3) (4)	$12,929	$13,556	$15,787	$16,031	$14,914	$12,814	$10,365	$8,864	$7,419	$6,158	$5,923	$6,007
Ratio	4.47%	4.85%	5.93%	6.40%	5.90%	5.54%	5.64%	5.17%	4.68%	4.14%	4.29%	4.79%
International	$1,380	$1,550	$1,464	$1,361	$952	$724	$713	$657	$572	$530	$480	$422
Ratio	3.68%	3.92%	4.00%	4.20%	3.44%	2.94%	2.89%	3.00%	3.16%	3.21%	3.24%	3.91%
North America (3) (4)	$11,549	$12,006	$14,323	$14,670	$13,962	$12,090	$9,652	$8,207	$6,847	$5,628	$5,443	$5,585
Ratio	4.59%	5.01%	6.24%	6.73%	6.20%	5.85%	6.06%	5.49%	4.87%	4.26%	4.42%	4.87%

Total Citigroup (excluding Special Asset Pool) (1) (2) (3) (4)	$19,592	$20,306	$22,172	$22,560	$20,771	$18,106	$15,248	$13,317	$11,505	$9,863	$9,306	$9,381
Ratio	6.73%	3.72%	4.11%	4.31%	4.03%	3.69%	3.41%	3.00%	2.68%	2.31%	2.26%	2.28%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

(2)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(3)

The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(4)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion, $1.4 billion, $1.3 billion and $1.3 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

									Loans 30-89 Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Citicorp (1) (2) (3) (4)
Total	$7,456	$7,000	$7,170	$6,809	$6,251	$5,593	$5,437	$5,014	$4,645	$4,293	$4,049	$4,072
Ratio	2.86%	2.62%	2.62%	2.49%	2.38%	2.16%	2.06%	1.84%	1.72%	1.54%	1.48%	1.42%

Retail Bank (2) (3) (4)
Total	$1,272	$1,186	$1,120	$1,100	$1,311	$1,201	$1,277	$1,148	$1,143	$1,088	$977	$1,040
Ratio	1.28%	1.17%	1.05%	1.04%	1.20%	1.12%	1.15%	1.00%	0.93%	0.85%	0.77%	0.78%
North America (2) (3)	$93	$87	$80	$82	$238	$235	$243	$212	$185	$209	$218	$213
Ratio	0.27%	0.26%	0.24%	0.25%	0.76%	0.78%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%
EMEA	$228	$253	$243	$223	$203	$158	$156	$136	$143	$132	$107	$94
Ratio	4.38%	4.69%	4.42%	4.46%	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.49%	2.24%
Latin America	$311	$338	$335	$336	$394	$335	$402	$267	$324	$301	$267	$289
Ratio	2.21%	2.24%	2.06%	2.02%	2.21%	1.86%	2.10%	1.35%	1.50%	1.30%	1.24%	1.22%
Asia	$640	$508	$462	$459	$476	$473	$476	$533	$491	$446	$385	$444
Ratio	1.40%	1.08%	0.92%	0.89%	0.87%	0.86%	0.81%	0.87%	0.76%	0.66%	0.59%	0.66%

Cards (1) (2)
Total	$6,184	$5,814	$6,050	$5,709	$4,940	$4,392	$4,160	$3,866	$3,502	$3,205	$3,072	$3,032
Ratio	3.83%	3.52%	3.62%	3.39%	3.21%	2.89%	2.73%	2.46%	2.37%	2.13%	2.08%	1.98%
North America - Citi-Branded	$2,337	$2,024	$2,214	$2,182	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078
Ratio	2.81%	2.39%	2.57%	2.56%	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%
North America - Retail Services	$2,641	$2,570	$2,709	$2,479	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,175
Ratio	5.31%	5.17%	5.47%	4.94%	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.94%
EMEA	$132	$147	$156	$141	$114	$90	$86	$72	$78	$72	$63	$59
Ratio	5.28%	5.07%	5.03%	4.70%	3.93%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%	2.19%
Latin America	$689	$693	$604	$554	$478	$488	$442	$456	$454	$469	$398	$399
Ratio	6.21%	5.82%	5.03%	4.50%	4.02%	4.07%	3.51%	3.40%	3.36%	3.30%	3.09%	2.91%
Asia	$385	$380	$367	$353	$360	$321	$328	$340	$358	$351	$300	$321
Ratio	2.53%	2.35%	2.20%	2.03%	2.11%	1.89%	1.79%	1.73%	1.86%	1.76%	1.59%	1.61%

Citi Holdings - Local Consumer Lending (3) (4)	$11,489	$11,800	$12,140	$11,634	$10,341	$9,475	$8,734	$7,935	$6,283	$6,061	$5,999	$5,148
Ratio	3.97%	4.22%	4.56%	4.65%	4.09%	4.09%	4.75%	4.63%	3.96%	4.08%	4.35%	4.10%
International	$1,963	$1,843	$1,733	$1,482	$1,060	$938	$978	$848	$814	$726	$677	$499
Ratio	5.23%	4.67%	4.73%	4.57%	3.83%	3.81%	3.96%	3.87%	4.50%	4.40%	4.57%	4.62%
North America (3) (4)	$9,526	$9,957	$10,407	$10,152	$9,281	$8,537	$7,756	$7,087	$5,469	$5,335	$5,322	$4,649
Ratio	3.79%	4.15%	4.54%	4.66%	4.12%	4.13%	4.87%	4.74%	3.89%	4.04%	4.32%	4.05%

Total Citigroup (excluding Special Asset Pool) (1) (2) (3) (4)	$18,945	$18,800	$19,310	$18,443	$16,592	$15,068	$14,171	$12,949	$10,928	$10,354	$10,048	$9,220
Ratio	3.45%	3.44%	3.58%	3.52%	3.22%	3.07%	3.17%	2.93%	3.93%	2.42%	2.44%	2.24%

(1)              Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

(2)              The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(3)              The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(4)              The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010,  March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion, $1.4 billion, $1.3 billion and $1.3 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$29,616	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$29,616	$36,033	$40,655

Gross Credit (Losses)	(7,660)	(8,773)	(8,449)	(7,902)	(9,202)	(9,006)	(8,499)	(7,784)	(7,131)	(5,906)	(5,217)	(4,910)	(32,784)	(34,491)	(23,164)
Gross Recoveries	378	418	480	767	818	1,044	840	930	862	759	703	802	2,043	3,632	3,126
Net Credit (Losses) / Recoveries (NCL’s)	(7,282)	(8,355)	(7,969)	(7,135)	(8,384)	(7,962)	(7,659)	(6,854)	(6,269)	(5,147)	(4,514)	(4,108)	(30,741)	(30,859)	(20,038)
NCL’s	7,282	8,355	7,969	7,135	8,384	7,962	7,659	6,854	6,269	5,147	4,514	4,108	30,741	30,859	20,038
Net Reserve Builds / (Releases)	2,262	2,921	113	445	(882)	(1,752)	(1,470)	(2,419)	(3,482)	(1,950)	(1,591)	(1,411)	5,741	(6,523)	(8,434)
Net Specific Reserve Builds / (Releases) (2)	371	957	689	261	864	313	(523)	204	112	(16)	126	(53)	2,278	858	169
Provision for Loan Losses	9,915	12,233	8,771	7,841	8,366	6,523	5,666	4,639	2,899	3,181	3,049	2,644	38,760	25,194	11,773
Other (4) (5) (6) (7) (8) (9) (10) (11)	(546)	359	(326)	(1,089)	12,731	(1,110)	(530)	(804)	(717)	(240)	(845)	(473)	(1,602)	10,287	(2,275)
Allowance for Loan Losses at End of Period (1) (a)	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$36,033	$40,655	$30,115

Allowance for Unfunded Lending Commitments (12) (a)	$947	$1,082	$1,074	$1,157	$1,122	$1,054	$1,102	$1,066	$1,105	$1,097	$1,139	$1,136	$1,157	$1,066	$1,136

Provision for Unfunded Lending Commitments	$60	$135	$—	$49	$(35)	$(71)	$26	$(37)	$25	$(13)	$43	$(4)	$244	$(117)	$51

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$32,650	$37,022	$37,490	$37,190	$49,868	$47,251	$44,776	$41,721	$37,673	$35,459	$33,191	$31,251	$37,190	$41,721	$31,251

Total Allowance for Loan Losses as a Percentage of Total Loans (13)	4.82%	5.60%	5.85%	6.09%	6.80%	6.72%	6.73%	6.31%	5.78%	5.35%	5.07%	4.69%

Allowance for Loan Losses at End of Period (1):
Citicorp	$12,122	$12,086	$12,760	$12,404	$24,909	$23,805	$23,157	$22,366	$20,563	$19,225	$17,613	$16,699
Citi Holdings	19,581	23,854	23,656	23,629	23,837	22,392	20,517	18,289	16,005	15,137	14,439	13,416
Total Citigroup	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02. Substantially all of which had previously been included in the non-specific reserves.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(4)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(5)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(6)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)

The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(9)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)

The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $530 million related to foreign currency translation.

(11)

The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(12)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(13)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, excludes $5.4 billion, $4.9 billion, $5.2 billion, $4.4 billion, $4.4 billion, $4.8 billion, $5.4 billion and $5.3 billion, respectively, of Loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

													4Q11 vs.	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q10 Increase/	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	(Decrease)	2009	2010	2011

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$22,204	$24,036	$27,969	$28,420	$28,347	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866		$22,204	$28,347	$35,406

Net Credit (Losses) / Recoveries (NCL’s)	(5,711)	(6,607)	(6,428)	(6,060)	(8,020)	(7,490)	(6,737)	(6,188)	(5,420)	(4,797)	(4,242)	(3,965)	100%	(24,806)	(28,435)	(18,424)
NCL’s	5,711	6,607	6,428	6,060	8,020	7,490	6,737	6,188	5,420	4,797	4,242	3,965	(100)%	24,806	28,435	18,424
Net Reserve Builds / (Releases)	1,739	2,401	128	722	(510)	(1,301)	(1,167)	(1,918)	(2,885)	(1,795)	(1,473)	(1,198)	100%	4,990	(4,896)	(7,351)
Net Specific Reserve Builds / (Releases) (2)	560	1,002	765	295	731	484	(222)	587	906	267	235	31	(100)%	2,622	1,580	1,439
Provision for Loan Losses	8,010	10,010	7,321	7,077	8,241	6,673	5,348	4,857	3,441	3,269	3,004	2,798	(100)%	32,418	25,119	12,512
Other (4) (5) (6) (7) (8) (9) (10) (11)	(467)	530	(442)	(1,090)	12,801	(1,023)	(576)	(827)	(741)	(243)	(811)	(463)	100%	(1,469)	10,375	(2,258)
Allowance for Loan Losses at End of Period (1) (a)	$24,036	$27,969	$28,420	$28,347	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866	$27,236		$28,347	$35,406	$27,236

Consumer Allowance for Unfunded Lending Commitments (12) (a)	$—	$—	$—	$6	$6	$—	$—	$—	$—	$3	$4	$3		$6	$—	$3

Provision for Unfunded Lending Commitments	$—	$—	$—	$(6)	$—	$(9)	$—	$—	$—	$3	$2	$—		$(6)	$(9)	$5

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$24,036	$27,969	$28,420	$28,353	$41,375	$39,529	$37,564	$35,406	$32,686	$30,918	$28,870	$27,239		$28,353	$35,406	$27,239

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (13)	5.30%	6.26%	6.44%	6.69%	7.86%	7.90%	8.20%	7.81%	7.48%	7.05%	6.83%	6.45%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,412	$7,667	$7,971	$7,996	$7,686	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186		$7,412	$7,686	$5,249
Net Credit (Losses) / Recoveries (NCL’s)	(1,571)	(1,748)	(1,541)	(1,075)	(364)	(472)	(922)	(666)	(849)	(350)	(272)	(143)	100%	(5,935)	(2,424)	(1,614)
NCL’s	1,571	1,748	1,541	1,075	364	472	922	666	849	350	272	143	(100)%	5,935	2,424	1,614
Net Reserve Builds / (Releases)	523	520	(15)	(277)	(372)	(451)	(303)	(501)	(597)	(155)	(118)	(213)	100%	751	(1,627)	(1,083)
Net Specific Reserve Builds / (Releases)	(189)	(45)	(76)	(34)	133	(171)	(301)	(383)	(794)	(283)	(109)	(84)	100%	(344)	(722)	(1,270)
Provision for Loan Losses	1,905	2,223	1,450	764	125	(150)	318	(218)	(542)	(88)	45	(154)	100%	6,342	75	(739)
Other (3)	(79)	(171)	116	1	(70)	(87)	46	23	24	3	(34)	(10)		(133)	(88)	(17)
Allowance for Loan Losses at End of Period (1) (b)	$7,667	$7,971	$7,996	$7,686	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186	$2,879		$7,686	$5,249	$2,879

Corporate Allowance for Unfunded Lending Commitments (12) (b)	$947	$1,082	$1,074	$1,151	$1,116	$1,054	$1,102	$1,066	$1,105	$1,094	$1,135	$1,133		$1,151	$1,066	$1,133

Provision for Unfunded Lending Commitments	$60	$135	$—	$55	$(35)	$(62)	$26	$(37)	$25	$(16)	$41	$(4)		$250	$(108)	$46

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,614	$9,053	$9,070	$8,837	$8,493	$7,722	$7,212	$6,315	$4,987	$4,541	$4,321	$4,012		$8,837	$6,315	$4,012

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (14)	3.76%	4.10%	4.41%	4.57%	3.88%	3.57%	3.20%	2.75%	1.98%	1.69%	1.52%	1.31%

Notes to these tables are on the following page (page 38).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 37).

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02. Substantially all of which had previously been included in the non-specific reserves.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(4)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(5)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(6)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)

The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(9)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)

The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $485 million related to foreign currency translation.

(11)

The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(12)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(13)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion $1.5 billion, $1.4 billion, $1.3 billion and $1.3 billion, respectively, of Loans which are carried at fair value.

(14)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 excludes $2.5 billion, $2.3 billion $2.8 billion $2.6 billion $2.9 billion, $3.4 billion $4.1 billion and $3.9 billion, respectively, of Loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011

Citicorp
Net Credit Losses	$1,672	$1,907	$2,059	$1,953	$4,601	$4,318	$4,198	$3,784	$3,250	$2,982	$2,632	$2,595	$7,591	$16,901	$11,459
Impact of Credit Card Securitization Activity (1)	2,548	3,115	3,013	2,845	—	—	—	—	—	—	—	—	11,521	—	—
Managed NCLs	4,220	5,022	5,072	4,798	4,601	4,318	4,198	3,784	3,250	2,982	2,632	2,595	19,112	16,901	11,459
Credit Reserve Build / (Release)	1,290	1,107	523	(32)	(362)	(838)	(959)	(1,014)	(1,811)	(1,391)	(932)	(851)	2,888	(3,173)	(4,985)

Global Consumer Banking
Net Credit Losses	$1,595	$1,737	$1,760	$1,739	$4,498	$4,275	$3,908	$3,647	$3,040	$2,832	$2,545	$2,423	$6,831	$16,328	$10,840
Credit Reserve Build / (Release)	978	491	359	168	(185)	(606)	(932)	(824)	(1,417)	(1,335)	(964)	(713)	1,996	(2,547)	(4,429)
North America Regional Consumer Banking
Net Credit Losses	677	638	605	665	3,616	3,480	3,148	2,888	2,372	2,136	1,854	1,739	2,585	13,132	8,101
Credit Reserve Build / (Release)	545	25	55	75	2	(208)	(492)	(621)	(1,201)	(1,240)	(955)	(785)	700	(1,319)	(4,181)
Retail Banking
Net Credit Losses	56	87	79	88	75	80	90	96	88	79	65	70	310	341	302
Credit Reserve Build / (Release)	31	39	54	38	2	(9)	40	6	2	7	9	5	162	39	23
Citi-Branded Cards
Net Credit Losses	201	219	201	220	2,084	2,048	1,880	1,671	1,352	1,231	1,099	986	841	7,683	4,668
Credit Reserve Build / (Release)	221	110	1	33	—	—	1	(347)	(642)	(752)	(655)	(678)	365	(346)	(2,727)
Citi Retail Services
Net Credit Losses	420	332	325	357	1,457	1,352	1,178	1,121	932	826	690	683	1,434	5,108	3,131
Credit Reserve Build / (Release)	293	(124)	—	4	—	(199)	(533)	(280)	(561)	(495)	(309)	(112)	173	(1,012)	(1,477)

EMEA Regional Consumer Banking
Net Credit Losses	89	121	132	133	96	84	63	72	49	46	49	28	475	315	172
Credit Reserve Build / (Release)	72	154	69	15	(11)	(46)	(48)	(13)	(34)	(55)	(32)	3	310	(118)	(118)
Retail Banking
Net Credit Losses	60	74	77	79	46	45	32	43	23	23	29	12	290	166	87
Credit Reserve Build / (Release)	37	82	40	(20)	(7)	(21)	(18)	(7)	(12)	(29)	(20)	6	139	(53)	(55)
Citi-Branded Cards
Net Credit Losses	29	47	55	54	50	39	31	29	26	23	20	16	185	149	85
Credit Reserve Build / (Release)	35	72	29	35	(4)	(25)	(30)	(6)	(22)	(26)	(12)	(3)	171	(65)	(63)
Latin America Regional Consumer Banking
Net Credit Losses	542	610	656	624	509	457	451	451	407	425	406	446	2,432	1,868	1,684
Credit Reserve Build / (Release)	166	156	141	—	(138)	(240)	(298)	(147)	(147)	(21)	63	38	463	(823)	(67)
Retail Banking
Net Credit Losses	113	138	113	148	91	96	129	123	103	117	113	142	512	439	475
Credit Reserve Build / (Release)	8	34	60	(33)	(7)	(28)	(53)	3	(69)	23	76	16	69	(85)	46
Citi-Branded Cards
Net Credit Losses	429	472	543	476	418	361	322	328	304	308	293	304	1,920	1,429	1,209
Credit Reserve Build / (Release)	158	122	81	33	(131)	(212)	(245)	(150)	(78)	(44)	(13)	22	394	(738)	(113)
Asia Regional Consumer Banking
Net Credit Losses	287	368	367	317	277	254	246	236	212	225	236	210	1,339	1,013	883
Credit Reserve Build / (Release)	195	156	94	78	(38)	(112)	(94)	(43)	(35)	(19)	(40)	31	523	(287)	(63)
Retail Banking
Net Credit Losses	110	128	119	89	82	85	85	83	67	83	91	85	446	335	326
Credit Reserve Build / (Release)	103	52	(7)	57	(14)	(34)	(30)	(16)	(14)	(2)	(13)	26	205	(94)	(3)
Citi-Branded Cards
Net Credit Losses	177	240	248	228	195	169	161	153	145	142	145	125	893	678	557
Credit Reserve Build / (Release)	92	104	101	21	(24)	(78)	(64)	(27)	(21)	(17)	(27)	5	318	(193)	(60)

Institutional Clients Group (ICG)
Net Credit Losses	77	170	299	214	103	43	290	137	210	150	87	172	760	573	619
Credit Reserve Build / (Release)	312	616	164	(200)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	892	(626)	(556)
Securities and Banking
Net Credit Losses	75	173	302	208	102	42	289	134	203	151	70	178	758	567	602
Credit Reserve Build / (Release)	313	608	169	(203)	(158)	(199)	(11)	(194)	(394)	(83)	50	(145)	887	(562)	(572)
Transaction Services
Net Credit Losses	2	(3)	(3)	6	1	1	1	3	7	(1)	17	(6)	2	6	17
Credit Reserve Build / (Release)	(1)	8	(5)	3	(19)	(33)	(16)	4	—	27	(18)	7	5	(64)	16

Total Citicorp Provision for Loan Losses	$2,962	$3,014	$2,582	$1,921	$4,239	$3,480	$3,239	$2,770	$1,439	$1,591	$1,700	$1,744	$10,479	$13,728	$6,474

Total Citicorp Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$5,510	$6,129	$5,595	$4,766	$4,239	$3,480	$3,239	$2,770	$1,439	$1,591	$1,700	$1,744	$22,000	$13,728	$6,474

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. 2009 disclosures reflect the impact from credit card securitizations only.  The information above reconciles managed disclosures to the most relevant GAAP disclosure.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

													Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011	2009	2010	2011
Citi Holdings
Net Credit Losses	$5,607	$6,448	$5,908	$5,184	$3,784	$3,645	$3,460	$3,069	$3,018	$2,165	$1,881	$1,512	$23,147	$13,958	$8,576
Credit Reserve Build / (Release)	1,344	2,769	281	738	340	(601)	(1,034)	(1,199)	(1,558)	(575)	(532)	(612)	5,132	(2,494)	(3,277)
Brokerage and Asset Management
Net Credit Losses	—	—	1	—	11	1	2	3	1	—	3	—	1	17	4
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	(3)	(4)	(4)	(1)	(2)	—	—	36	(18)	(3)
Local Consumer Lending
Net Credit Losses	4,097	4,811	4,586	4,253	3,481	3,182	2,769	2,496	2,347	1,946	1,676	1,535	17,747	11,928	7,504
Credit Reserve Build / (Release)	1,269	2,908	577	872	386	(222)	(420)	(509)	(556)	(182)	(255)	(426)	5,626	(765)	(1,419)
Special Asset Pool
Net Credit Losses	1,510	1,637	1,321	931	292	462	689	570	670	219	202	(23)	5,399	2,013	1,068
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	(376)	(610)	(686)	(1,001)	(391)	(277)	(186)	(530)	(1,711)	(1,855)

Total Citi Holdings Provision for Loan Losses	$6,951	$9,217	$6,189	$5,922	$4,124	$3,044	$2,426	$1,870	$1,460	$1,590	$1,349	$900	$28,279	$11,464	$5,299

Total Citicorp Provision for Loan Losses (from prior page)	$2,962	$3,014	$2,582	$1,921	$4,239	$3,480	$3,239	$2,770	$1,439	$1,591	$1,700	$1,744	$10,479	$13,728	$6,474

Corporate / Other	2	2	—	(2)	3	(1)	1	(1)	—	—	—	—	2	2	—

Total Citigroup Provision for Loan Losses	$9,915	$12,233	$8,771	$7,841	$8,366	$6,523	$5,666	$4,639	$2,899	$3,181	$3,049	$2,644	$38,760	$25,194	$11,773

Total Citigroup Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$12,463	$15,348	$11,784	$10,686	$8,366	$6,523	$5,666	$4,639	$2,899	$3,181	$3,049	$2,644	$50,281	$25,194	$11,773

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. 2009 disclosures reflect the impact from credit card securitizations only.  The information above reconciles managed disclosures to the most relevant GAAP disclosure.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$3,789	$3,499	$5,263	$5,621	$5,660	$4,411	$3,299	$2,112	$1,997	$1,899	$1,639	$1,246
EMEA	6,479	7,690	7,969	6,308	5,839	5,511	5,479	5,337	2,437	1,954	1,748	1,293
Latin America	300	230	416	569	613	581	664	701	606	528	442	362
Asia	635	1,056	1,061	981	831	546	517	470	451	451	342	335
Total	$11,203	$12,475	$14,709	$13,479	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236

Consumer Non-Accrual Loans By Region (2)
North America	$11,687	$12,154	$14,609	$15,111	$12,966	$11,289	$9,978	$8,540	$7,068	$6,125	$5,954	$6,046
EMEA	1,128	1,356	1,314	1,159	785	687	752	652	657	644	514	387
Latin America	1,338	1,520	1,342	1,340	1,241	1,207	1,144	1,019	1,034	1,083	998	1,107
Asia	755	741	710	651	633	580	586	576	562	549	480	450
Total	$14,908	$15,771	$17,975	$18,261	$15,625	$13,763	$12,460	$10,787	$9,321	$8,401	$7,946	$7,990

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$272	$258	$258	$838	$846	$830	$842	$796	$743	$770	$764	$23
Global Consumer Banking	35	33	26	36	35	36	37	30	33	40	46	48
Brokerage and Asset Management	1	1	1	—	—	—	—	—	—	—	—	—
Local Consumer Lending	853	662	579	528	588	621	674	707	619	510	442	393
Special Asset Pool	—	1	5	87	44	179	181	156	168	98	92	87
Corporate/Other	41	14	15	11	8	7	7	14	14	16	13	15

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,202	$969	$884	$1,500	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	$566

OREO By Region:
North America	$1,115	$789	$682	$1,294	$1,291	$1,422	$1,470	$1,440	$1,331	$1,245	$1,222	$441
EMEA	65	97	105	121	134	146	164	161	140	133	79	73
Latin America	20	29	40	45	51	49	53	47	52	55	56	51
Asia	2	54	57	40	45	56	54	55	54	1	—	1
Total	$1,202	$969	$884	$1,500	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	$566

Other Repossessed Assets (4)	$78	$72	$76	$73	$64	$55	$38	$28	$21	$18	$24	$1

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$11,203	$12,475	$14,709	$13,479	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236
Consumer Non-Accrual Basis Loans	14,908	15,771	17,975	18,261	15,625	13,763	12,460	10,787	9,321	8,401	7,946	7,990
Non-Accrual Loans (NAL)	26,111	28,246	32,684	31,740	28,568	24,812	22,419	19,407	14,812	13,233	12,117	11,226
OREO	1,202	969	884	1,500	1,521	1,673	1,741	1,703	1,577	1,434	1,357	566
Other Repossessed Assets	78	72	76	73	64	55	38	28	21	18	24	1
Non-Accrual Assets (NAA)	$27,391	$29,287	$33,644	$33,313	$30,153	$26,540	$24,198	$21,138	$16,410	$14,685	$13,498	$11,793

NAL as a % of Total Loans	3.97%	4.40%	5.25%	5.37%	3.96%	3.58%	3.43%	2.99%	2.32%	2.04%	1.90%	1.73%
NAA as a % of Total Assets	1.50%	1.58%	1.78%	1.79%	1.51%	1.37%	1.22%	1.10%	0.84%	0.75%	0.70%	0.63%

Allowance for Loan Losses as a % of NAL	121%	127%	111%	114%	171%	186%	195%	209%	247%	260%	265%	268%

(1)           Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)          Excludes SOP 3-03 purchased distressed loans.

(3)          Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)          Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)          There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$794	$822	$1,265	$1,442	$1,258	$1,046	$1,115	$987	$1,181	$1,189	$1,243	$921
EMEA	548	1,752	1,472	1,137	1,089	864	1,131	1,276	1,302	1,064	957	694
Latin America	89	80	150	285	347	313	378	472	427	392	361	294
Asia	504	505	413	374	292	363	349	356	356	341	300	308
Total	$1,935	$3,159	$3,300	$3,238	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	$2,217

Consumer Non-Accrual Loans By Region (2)
North America	$154	$177	$262	$207	$242	$273	$355	$376	$363	$341	$345	$345
EMEA	174	170	251	228	210	145	144	102	110	104	76	84
Latin America	1,331	1,512	1,310	1,300	1,200	1,167	1,102	977	1,004	1,051	959	1,061
Asia	357	377	384	380	386	339	354	363	359	364	323	311
Total	$2,016	$2,236	$2,207	$2,115	$2,038	$1,924	$1,955	$1,818	$1,836	$1,860	$1,703	$1,801

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
ICG	$272	$258	$258	$838	$846	$830	$842	$796	$743	$770	$764	$23
Global Consumer Banking	35	33	26	36	35	36	37	30	33	40	46	48

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$307	$291	$284	$874	$881	$866	$879	$826	$776	$810	$810	$71

OREO By Region:
North America	$286	$193	$173	$786	$783	$803	$821	$777	$727	$759	$766	$30
EMEA	—	16	15	13	12	11	11	11	11	12	10	9
Latin America	19	28	39	35	41	39	42	34	34	38	34	31
Asia	2	54	57	40	45	13	5	4	4	1	—	1
Total	$307	$291	$284	$874	$881	$866	$879	$826	$776	$810	$810	$71

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,935	$3,159	$3,300	$3,238	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	$2,217
Consumer Non-Accrual Basis Loans	2,016	2,236	2,207	2,115	2,038	1,924	1,955	1,818	1,836	1,860	1,703	1,801
Non-Accrual Loans (NAL)	3,951	5,395	5,507	5,353	5,024	4,510	4,928	4,909	5,102	4,846	4,564	4,018
OREO	307	291	284	874	881	866	879	826	776	810	810	71
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,258	$5,686	$5,791	$6,227	$5,905	$5,376	$5,807	$5,735	$5,878	$5,656	$5,374	$4,089

NAA as a % of Total Assets	0.41%	0.53%	0.52%	0.53%	0.46%	0.43%	0.44%	0.43%	0.43%	0.40%	0.38%	0.30%

Allowance for Loan Losses as a % of NAL	307%	224%	232%	232%	496%	528%	470%	456%	403%	397%	386%	416%

N/A        Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 41) for Total Citigroup balances.

(1)                 Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                 Excludes SOP 3-03 purchased distressed loans.

(3)                 Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)                 Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)                 There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$2,995	$2,677	$3,998	$4,179	$4,402	$3,365	$2,184	$1,125	$816	$710	$396	$325
EMEA	5,931	5,938	6,497	5,171	4,750	4,647	4,348	4,061	1,135	890	791	599
Latin America	211	150	266	284	266	268	286	229	179	136	81	68
Asia	131	551	648	607	539	183	168	114	95	110	42	27
Total	$9,268	$9,316	$11,409	$10,241	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	$1,019

Consumer Non-Accrual Loans By Region (2)
North America	$11,533	$11,977	$14,347	$14,904	$12,724	$11,016	$9,623	$8,164	$6,705	$5,784	$5,609	$5,701
EMEA	954	1,186	1,063	931	575	542	608	550	547	540	438	303
Latin America	7	8	32	40	41	40	42	42	30	32	39	46
Asia	398	364	326	271	247	241	232	213	203	185	157	139
Total	$12,892	$13,535	$15,768	$16,146	$13,587	$11,839	$10,505	$8,969	$7,485	$6,541	$6,243	$6,189

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$1	$1	$1	$—	$—	$—	$—	$—	$—	$—	$—	$—
Local Consumer Lending	853	662	579	528	588	621	674	707	619	510	442	393
Special Asset Pool	—	1	5	87	44	179	181	156	168	98	92	87

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$854	$664	$585	$615	$632	$800	$855	$863	$787	$608	$534	$480

OREO By Region:
North America	$788	$582	$494	$497	$500	$612	$642	$649	$590	$470	$443	$396
EMEA	65	81	90	108	122	135	153	150	129	121	69	64
Latin America	1	1	1	10	10	10	11	13	18	17	22	20
Asia	—	—	—	—	—	43	49	51	50	—	—	—
Total	$854	$664	$585	$615	$632	$800	$855	$863	$787	$608	$534	$480

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,268	$9,316	$11,409	$10,241	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	$1,019
Consumer Non-Accrual Basis Loans	12,892	13,535	15,768	16,146	13,587	11,839	10,505	8,969	7,485	6,541	6,243	6,189
Non-Accrual Loans (NAL)	22,160	22,851	27,177	26,387	23,544	20,302	17,491	14,498	9,710	8,387	7,553	7,208
OREO	854	664	585	615	632	800	855	863	787	608	534	480
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$23,014	$23,515	$27,762	$27,002	$24,176	$21,102	$18,346	$15,361	$10,497	$8,995	$8,087	$7,688

NAA as a % of Total Assets	4.02%	4.24%	5.27%	5.90%	5.28%	5.02%	4.87%	4.91%	3.56%	3.39%	3.27%	3.42%

Allowance for Loan Losses as a % of NAL	88%	104%	87%	90%	101%	110%	117%	126%	165%	180%	191%	186%

N/A    Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 41) for Total Citigroup balances.

(1)       Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)       Excludes SOP 3-03 purchased distressed loans.

(3)       Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)       Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)       There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratio) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

Tangible Book Value Per Share (page 1):

Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060	$177,494
Less:
Goodwill - as reported	26,410	25,578	25,423	25,392	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413
Intangible Assets (Other than MSRs) - as reported	13,612	10,098	8,957	8,714	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600

Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	—	3,618	3,856	—	—	—	—	—	165	—	—	—

Goodwill and Intangible Assets - recorded as Assets Held for Sale	—	—	1,377	—	45	66	—	—	—	—	—	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets	(1,254)	(1,296)	(1,381)	68	65	62	59	56	53	50	47	44
Tangible Common Equity	$30,920	$40,003	$102,298	$118,214	$117,060	$121,297	$129,040	$129,444	$136,888	$142,245	$144,717	$145,437
Common Shares Outstanding, at period end	551.3	550.8	2,286.4	2,848.3	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9
Tangible Book Value Per Share	$56.09	$72.63	$44.74	$41.50	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50	$49.74

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 2 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The 2009 disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup's managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

For Page 1 - Citigroup Summary:

Total Citigroup - Managed Net Revenues	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	$20,738	$18,371	$19,726	$20,622	$20,831	$17,174
Impact of Credit Card Securitization Activity:	(2,452)	(3,126)	(2,752)	(2,477)	—	—	—	—	—	—	—	—

Total Citigroup - Net Revenues	$24,521	$29,969	$20,390	$5,405	$25,421	$22,071	$20,738	$18,371	$19,726	$20,622	$20,831	$17,174

Total Citigroup - Managed Net Credit Losses	$9,830	$11,470	$10,982	$9,980	$8,384	$7,962	$7,659	$6,854	$6,269	$5,147	$4,514	$4,108
Impact of Credit Card Securitization Activity:	(2,548)	(3,115)	(3,013)	(2,845)	—	—	—	—	—	—	—	—

Total Citigroup - Net Credit Losses	$7,282	$8,355	$7,969	$7,135	$8,384	$7,962	$7,659	$6,854	$6,269	$5,147	$4,514	$4,108

For Page 8 - Citicorp Global Consumer Banking (page 2):
Cards Key Indicators

Average Managed Loans - as disclosed	$165.1	$163.3	$164.9	$165.8	$157.3	$151.2	$151.2	$151.9	$150.3	$148.4	$148.5	$148.4
Impact from Credit Card Securitizations	(104.6)	(108.1)	(108.3)	(105.9)	—	—	—	—	—	—	—	—
Average Loans	$60.5	$55.2	$56.6	$59.9	$157.3	$151.2	$151.2	$151.9	$150.3	$148.4	$148.5	$148.4

EOP Managed Loans - as disclosed	$161.6	$165.4	$167.3	$168.3	$153.8	$151.8	$152.5	$156.9	$147.5	$150.5	$147.5	$153.4
Impact from Credit Card Securitizations	(108.3)	(111.0)	(109.8)	(112.9)	—	—	—	—	—	—	—	—
EOP Loans	$53.3	$54.4	$57.5	$55.4	$153.8	$151.8	$152.5	$156.9	$147.5	$150.5	$147.5	$153.4

Managed Average Yield - as disclosed	15.51%	16.05%	15.87%	15.52%	15.76%	15.31%	14.84%	14.50%	14.49%	14.28%	14.18%	14.00%
Impact from Credit Card Securitizations	(1.95)%	(1.56)%	(1.44)%	(1.81)%	—	—	—	—	—	—	—	—
Average Yield	13.56%	14.49%	14.43%	13.71%	15.76%	15.31%	14.84%	14.50%	14.49%	14.28%	14.18%	14.00%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.26%	13.53%	13.47%	12.94%	13.15%	13.00%	12.64%	12.52%	12.65%	12.72%	12.80%	12.61%
Impact from Credit Card Securitizations	0.34%	1.60%	2.03%	1.50%	—	—	—	—	—	—	—	—
Net Interest Revenue as a % of Avg. Loans	13.60%	15.13%	15.50%	14.44%	13.15%	13.00%	12.64%	12.52%	12.65%	12.72%	12.80%	12.61%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	9.34%	10.87%	10.55%	10.00%	10.84%	10.53%	9.37%	8.62%	7.44%	6.84%	6.00%	5.65%
Impact from Credit Card Securitizations	(0.93)%	(1.35)%	(0.93)%	(1.17)%	—	—	—	—	—	—	—	—
Net Credit Losses as a % of Avg. Loans	8.41%	9.52%	9.62%	8.83%	10.84%	10.53%	9.37%	8.62%	7.44%	6.84%	6.00%	5.65%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	6.27%	3.40%	4.92%	5.44%	4.88%	5.01%	5.96%	6.11%	7.67%	8.39%	9.42%	9.65%
Impact from Credit Card Securitizations	10.82%	6.64%	9.40%	9.59%	—	—	—	—	—	—	—	—
Net Credit Margin as a % of Avg. Loans	17.09%	10.04%	14.32%	15.03%	4.88%	5.01%	5.96%	6.11%	7.67%	8.39%	9.42%	9.65%

Managed Loans 90+ Days Past Due - as disclosed	$5,795	$5,835	$5,550	$5,732	$5,039	$4,477	$4,040	$3,692	$3,285	$2,893	$2,622	$2,637
Impact from Credit Card Securitizations	(3,672)	(3,624)	(3,476)	(3,791)	—	—	—	—	—	—	—	—
Loans 90+ Days Past Due	$2,123	$2,211	$2,074	$1,941	$5,039	$4,477	$4,040	$3,692	$3,285	$2,893	$2,622	$2,637

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	3.59%	3.53%	3.32%	3.41%	3.28%	2.95%	2.65%	2.35%	2.23%	1.92%	1.78%	1.72%
Impact from Credit Card Securitizations	0.39%	0.53%	0.29%	0.09%	—	—	—	—	—	—	—	—
Loans 90+ Days Past Due as a % of EOP Loans	3.98%	4.06%	3.61%	3.50%	3.28%	2.95%	2.65%	2.35%	2.23%	1.92%	1.78%	1.72%

Managed Loans 30-89 Days Past Due - as disclosed	$6,184	$5,814	$6,050	$5,709	$4,940	$4,392	$4,160	$3,866	$3,502	$3,205	$3,072	$3,032
Impact from Credit Card Securitizations	(3,666)	(3,047)	(3,690)	(3,556)	—	—	—	—	—	—	—	—
Loans 30-89 Days Past Due	$2,518	$2,407	$2,360	$2,153	$4,940	$4,392	$4,160	$3,866	$3,502	$3,205	$3,072	$3,032

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	3.83%	3.52%	3.62%	3.39%	3.21%	2.89%	2.73%	2.46%	2.37%	2.13%	2.08%	1.98%
Impact from Credit Card Securitizations	0.89%	0.90%	0.48%	0.50%	—	—	—	—	—	—	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	4.72%	4.42%	4.10%	3.89%	3.21%	2.89%	2.73%	2.46%	2.37%	2.13%	2.08%	1.98%

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 3 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The 2009 disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

For Page 11 - Citicorp Regional Consumer Banking - North America (page 3):
Citi-Branded Cards Key Indicators

EOP Managed Loans - as disclosed	$83.1	$84.7	$86.0	$85.4	$79.0	$78.5	$77.9	$78.8	$74.5	$75.0	$75.1	$77.2
Impact from Credit Card Securitizations	(69.2)	(71.7)	(71.8)	(72.6)	—	—	—	—	—	—	—	—
EOP Loans	$13.9	$13.0	$14.2	$12.8	$79.0	$78.5	$77.9	$78.8	$74.5	$75.0	$75.1	$77.2

Managed Average Yield - as disclosed	12.48%	12.35%	12.33%	11.86%	13.01%	12.25%	11.64%	11.30%	11.09%	10.44%	10.29%	10.07%
Impact from Credit Card Securitizations	(3.44)%	(3.19)%	(3.50)%	(5.30)%	—	—	—	—	—	—	—	—
Average Yield	9.04%	9.16%	8.83%	6.56%	13.01%	12.25%	11.64%	11.30%	11.09%	10.44%	10.29%	10.07%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	10.83%	10.29%	9.93%	9.38%	10.78%	10.25%	10.09%	10.13%	9.88%	9.56%	9.44%	9.23%
Impact from Credit Card Securitizations	(0.26)%	3.74%	3.43%	2.35%	—	—	—	—	—	—	—	—
Net Interest Revenue as a % of Avg. Loans	10.57%	14.03%	13.36%	11.73%	10.78%	10.25%	10.09%	10.13%	9.88%	9.56%	9.44%	9.23%

Managed Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084	$2,048	$1,880	$1,671	$1,352	$1,231	$1,099	$986
Impact from Credit Card Securitizations	(1,491)	(1,837)	(1,876)	(1,727)	—	—	—	—	—	—	—	—
Net Credit Losses	$201	$219	$201	$220	$2,084	$2,048	$1,880	$1,671	$1,352	$1,231	$1,099	$986

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	8.14%	9.92%	9.82%	9.16%	10.50%	10.61%	9.65%	8.67%	7.30%	6.71%	5.89%	5.26%
Impact from Credit Card Securitizations	(3.00)%	(3.42)%	(3.73)%	(3.19)%	—	—	—	—	—	—	—	—
Net Credit Losses as a % of Avg. Loans	5.14%	6.50%	6.09%	5.97%	10.50%	10.61%	9.65%	8.67%	7.30%	6.71%	5.89%	5.26%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	5.05%	3.05%	2.50%	2.23%	2.44%	1.94%	2.77%	3.05%	4.57%	5.11%	5.82%	6.24%
Impact from Credit Card Securitizations	21.74%	15.68%	13.50%	10.62%	—	—	—	—	—	—	—	—
Net Credit Margin as a % of Avg. Loans	26.79%	18.73%	16.00%	12.85%	2.44%	1.94%	2.77%	3.05%	4.57%	5.11%	5.82%	6.24%

Managed Loans 90+ Days Past Due - as disclosed	$2,307	$2,366	$2,190	$2,372	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016
Impact from Credit Card Securitizations	(2,008)	(2,109)	(1,940)	(2,121)	—	—	—	—	—	—	—	—
Loans 90+ Days Past Due	$299	$257	$250	$251	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.78%	2.79%	2.55%	2.78%	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%
Impact from Credit Card Securitizations	(0.63)%	(0.81)%	(0.79)%	(0.82)%	—	—	—	—	—	—	—	—
Loans 90+ Days Past Due as a % of EOP Loans	2.15%	1.98%	1.76%	1.96%	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%

Managed Loans 30-89 Days Past Due - as disclosed	$2,337	$2,024	$2,214	$2,182	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078
Impact from Credit Card Securitizations	(2,041)	(1,784)	(1,958)	(1,914)	—	—	—	—	—	—	—	—
Loans 30-89 Days Past Due	$296	$240	$256	$268	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	2.81%	2.39%	2.57%	2.56%	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%
Impact from Credit Card Securitizations	(0.68)%	(0.54)%	(0.77)%	(0.47)%	—	—	—	—	—	—	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	2.13%	1.85%	1.80%	2.09%	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 4 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The 2009 disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011	2011	2011

For Page 11 - Citicorp Regional Consumer Banking - North America (page 3):
Citi Retail Services Key Indicators

EOP Managed Loans - as disclosed	$49.7	$49.7	$49.5	$50.2	$42.9	$41.7	$40.8	$42.2	$37.4	$38.3	$37.9	$39.9
Impact from Credit Card Securitizations	(39.1)	(39.3)	(38.0)	(40.3)	—	—	—	—	—	—	—	—
EOP Loans	$10.6	$10.4	$11.5	$9.9	$42.9	$41.7	$40.8	$42.2	$37.4	$38.3	$37.9	$39.9

Managed Average Yield - as disclosed	17.73%	20.07%	19.78%	19.54%	18.57%	18.66%	18.37%	17.84%	18.17%	18.23%	18.38%	18.02%
Impact from Credit Card Securitizations	(10.85)%	(10.86)%	(9.11)%	(8.54)%	—	—	—	—	—	—	—	—
Average Yield	6.88%	9.21%	10.67%	11.00%	18.57%	18.66%	18.37%	17.84%	18.17%	18.23%	18.38%	18.02%

Managed Net Interest Revenue - as disclosed	$2,005	$2,174	$2,273	$2,180	$1,721	$1,672	$1,614	$1,517	$1,544	$1,564	$1,650	$1,638
Impact from Credit Card Securitizations	(1,393)	(1,455)	(1,431)	(1,420)	—	—	—	—	—	—	—	—
Net Interest Revenue	$612	$719	$842	$760	$1,721	$1,672	$1,614	$1,517	$1,544	$1,564	$1,650	$1,638

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	14.70%	15.05%	15.81%	15.64%	15.51%	15.93%	15.62%	14.75%	15.81%	16.47%	17.18%	16.97%
Impact from Credit Card Securitizations	(2.14)%	(0.37)%	2.06%	0.19%	—	—	—	—	—	—	—	—
Net Interest Revenue as a % of Avg. Loans	12.56%	14.68%	17.87%	15.83%	15.51%	15.93%	15.62%	14.75%	15.81%	16.47%	17.18%	16.97%

Managed Net Credit Losses - as disclosed	$1,477	$1,610	$1,462	$1,475	$1,457	$1,352	$1,178	$1,121	$932	$826	$690	$683
Impact from Credit Card Securitizations	(1,057)	(1,278)	(1,137)	(1,118)	—	—	—	—	—	—	—	—
Net Credit Losses	$420	$332	$325	$357	$1,457	$1,352	$1,178	$1,121	$932	$826	$690	$683

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	11.61%	13.02%	11.69%	11.89%	13.13%	12.88%	11.40%	10.90%	9.54%	8.70%	7.19%	7.08%
Impact from Credit Card Securitizations	(0.56)%	(1.02)%	(1.02)%	(0.99)%	—	—	—	—	—	—	—	—

Net Credit Losses as a % of Avg. Loans	11.05%	12.00%	10.67%	10.90%	13.13%	12.88%	11.40%	10.90%	9.54%	8.70%	7.19%	7.08%

Managed Net Credit Margin - as disclosed	$529	$(91)	$695	$830	$338	$355	$475	$420	$608	$689	$925	$923
Impact from Credit Card Securitizations	89	(204)	185	385	—	—	—	—	—	—	—	—
Net Credit Margin	$618	$(295)	$880	$1,215	$338	$355	$475	$420	$608	$689	$925	$923

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	4.16%	(0.74)%	5.56%	6.69%	3.05%	3.38%	4.60%	4.08%	6.23%	7.25%	9.63%	9.56%
Impact from Credit Card Securitizations	9.76%	(2.55)%	17.23%	18.64%	—	—	—	—	—	—	—	—
Net Credit Margin as a % of Avg. Loans	13.92%	(3.29)%	22.79%	25.33%	3.05%	3.38%	4.60%	4.08%	6.23%	7.25%	9.63%	9.56%

Managed Loans 90+ Days Past Due - as disclosed	$2,550	$2,313	$2,334	$2,435	$1,883	$1,549	$1,450	$1,351	$1,110	$913	$902	$951
Impact from Credit Card Securitizations	(1,664)	(1,515)	(1,536)	(1,670)	—	—	—	—	—	—	—	—
Loans 90+ Days Past Due	$886	$798	$798	$765	$1,883	$1,549	$1,450	$1,351	$1,110	$913	$902	$951

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	5.13%	4.65%	4.72%	4.85%	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%
Impact from Credit Card Securitizations	3.23%	3.02%	2.22%	2.88%	—	—	—	—	—	—	—	—
Loans 90+ Days Past Due as a % of EOP Loans	8.36%	7.67%	6.94%	7.73%	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%

Managed Loans 30-89 Days Past Due - as disclosed	$2,641	$2,570	$2,709	$2,479	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,175
Impact from Credit Card Securitizations	(1,625)	(1,623)	(1,732)	(1,642)	—	—	—	—	—	—	—	—
Loans 30-89 Days Past Due	$1,016	$947	$977	$837	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,175

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	5.31%	5.17%	5.47%	4.94%	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.94%
Impact from Credit Card Securitizations	4.27%	3.94%	3.03%	3.51%	—	—	—	—	—	—	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	9.58%	9.11%	8.50%	8.45%	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.94%